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                    AGREEMENT FOR PURCHASE AND SALE OF SHARES
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                             M-TRON INDUSTRIES, INC.
                             PIEZO TECHNOLOGY, INC.
                   THE SHAREHOLDERS OF PIEZO TECHNOLOGY, INC.
             AMENDED AND RESTATED EMPLOYEE STOCK OWNERSHIP PLAN AND
                  TRUST FOR EMPLOYEES OF PIEZO TECHNOLOGY, INC.

                               September 14, 2004

                    AGREEMENT FOR PURCHASE AND SALE OF SHARES

          AGREEMENT  FOR  PURCHASE AND SALE OF SHARES (the  "Agreement"),  dated this 14th day of  September,  2004,  by and among  M-tron  Industries,  Inc.,  a
Delaware   corporation  (the  "Buyer"),   Piezo  Technology,   Inc.,  a  Florida
corporation  ("PTI"),  the  shareholders  of PTI  listed  at the  foot  of  this
Agreement and the trustees of the Amended and Restated  Employee Stock Ownership
Plan and Trust for Employees of Piezo Technology,  Inc. dated September 23, 2002
(the "ESOP"). The shareholders of PTI other than the ESOP are referred to herein collectively as the "Sellers" and individually as a "Seller."

                              W I T N E S S E T H:
                               -------------------

          WHEREAS,  the  Sellers  and  the  ESOP  own  all  of  the  issued  and outstanding shares (the "PTI Shares") of common stock, par value $1.00 per share
(the "PTI Common Stock"), of PTI; and

          WHEREAS,  the Buyer  desires to purchase  and the Sellers and the ESOP desire to sell the PTI Shares in a  transaction  under  Section  607.1102 of the
Florida Business Corporation Act (the "FBCA"), upon the terms and subject to the conditions set forth in this Agreement;

          NOW,   THEREFORE,   in   consideration   of  the   premises   and  the
representations,  warranties,  covenants and agreements  herein  contained,  the
Buyer, PTI, the Sellers, and the ESOP hereby agree as follows:

                                    ARTICLE I

                               SALE OF PTI SHARES

          Section  1.1.  SALE OF PTI  SHARES.  On the terms and  subject  to the conditions  of this  Agreement,  on the  date  of  closing  of the  transactions contemplated  by this Agreement (the "Closing  Date"),  the Buyer shall purchase the PTI Shares from the Sellers and the ESOP, and the Sellers and the ESOP shall sell the PTI Shares to the Buyer in a transaction  under Section 607.1102 of the
FBCA for the Purchase Price (as  hereinafter  defined).  The PTI Shares shall be conveyed free and clear of all liens, claims,  security interests,  encumbrances charges,  equities  or  restrictions  of any kind (the  "Encumbrances").  On the
Closing Date,  the Sellers and the ESOP shall deliver to the Buyer  certificates representing  all of the PTI  Shares,  duly  endorsed  in blank for  transfer or accompanied by appropriate stock powers duly executed in blank.

          Section 1.2.  PURCHASE  PRICE.  The purchase  price for the PTI Shares
(the  "Purchase  Price") is $8,754,929 in cash,  adjusted as provided in Section
11.1  hereof.  The Purchase  Price shall be allocated  among the Sellers and the
ESOP as provided on Schedule 1.2 hereto.  Schedule 1.2 also identifies  those of the  Sellers  who  have  incurred  indebtedness  to PTI in  connection  with the purchase  of  certain  of the PTI  Shares  (the  "Share  Indebtedness")  and the
principal  amounts of such Share  Indebtedness.  At the Closing,  the  principal amounts of such Share  Indebtedness,  together with accrued and unpaid  interest thereon to and including the Closing Date, shall be paid by the Buyer to PTI for the accounts of such Sellers and shall reduce the sum paid to the Sellers' Agent
(as hereinafter defined) for the accounts of such Sellers.

          Section 1.3.  DELIVERY OF PURCHASE  PRICE.  On the Closing  Date,  the
Buyer shall pay the  Purchase  Price as follows:  (i) to the  Sellers'  Agent an amount in cash equal to the Purchase Price less the sum of the amounts set forth in clauses (ii) and (iii) of this Section 1.3 for the account of the Sellers and the ESOP;  (ii) the sum of $900,000  (the  "Escrow  Amount") to Olshan  Grundman
Frome  Rosenzweig  & Wolosky  LLP,  as escrow  agent (the  "Escrow  Agent"),  in connection  with the  indemnification  by the  Sellers and the ESOP set forth in
Article IX hereof, to be held in escrow and applied in accordance with the terms and  conditions of this  Agreement  and the escrow  agreement to be entered into among the Buyer,  Sellers,  the ESOP,  the  Sellers'  Agent and the Escrow Agent
substantially in the form attached hereto as Exhibit A (the "Escrow Agreement");
and (iii) to PTI for the account of certain Sellers,  as contemplated by Section
1.2  hereof,  an  amount  in cash  equal to the  aggregate  Share  Indebtedness, together with accrued and unpaid  interest  thereon to and including the Closing
Date.

          Section 1.4. DISSENTING SHARES. The provisions of this Article I shall not apply to PTI Shares (the  "Dissenting  Shares") held by  shareholders of PTI who are entitled to an  appraisal  of their PTI Shares  under the FBCA,  and who have properly exercised,  perfected and not subsequently withdrawn or lost their appraisal  rights with respect to such PTI Shares in  accordance  with the FBCA.
The holders of  Dissenting  Shares shall be entitled  only to such rights as are granted by the FBCA.  Each holder of Dissenting  Shares who becomes  entitled to payment for such shares pursuant to the FBCA shall receive payment therefor from
PTI in accordance with the FBCA; provided,  however, that (i) if any such holder of Dissenting Shares shall have failed to establish his entitlement to appraisal rights as provided in the FBCA,  (ii) if any such  holder of  Dissenting  Shares shall have effectively withdrawn his demand for appraisal of such shares or lost his right to appraisal  and payment for his shares  under the FBCA,  or (iii) if neither  any  holder of  Dissenting  Shares  nor PTI shall have filed a petition demanding a determination of the value of all Dissenting  Shares within the time provided in the FBCA,  such holder shall  forfeit the right to appraisal of such shares and each such share shall be treated as all other outstanding PTI Shares.

                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND PTI

          The Sellers and PTI hereby jointly and severally represent and warrant to the  Buyer  as set  forth  below.  Each  reference  to PTI set  forth in this
Agreement  shall be  deemed  a  reference  to PTI and each of its  subsidiaries, unless such a  reference  would be  inappropriate  in the context in which it is made.

          Section 2.1. CORPORATE  ORGANIZATION;  REQUISITE  AUTHORITY TO CONDUCT
BUSINESS;  ARTICLES OF  INCORPORATION  AND BY-LAWS.  PTI is a  corporation  duly organized,  validly existing and in good standing under the laws of the State of
Florida.  PTI has heretofore provided the Buyer with true and complete copies of its Articles of Incorporation  (certified by the Secretary of State of the State of Florida) and By-laws  (certified by the Secretary of PTI) as in effect on the date hereof. PTI is not in default under or in violation of any provision of its
Articles of  Incorporation  or By-laws.  The minute books of PTI heretofore made available  for  inspection  and  copying  by the Buyer  and its  representatives contain  true and  complete  records of all  meetings  and  consents  in lieu of meeting  of PTI's  Board of  Directors  (and  committees  thereof)  and of PTI's

                                      -2-

shareholders  since the  incorporation  of PTI,  which  accurately  reflect  all transactions  referred to in such minutes and  consents in lieu of meeting.  The stock  certificate  and stock record books of PTI heretofore  made available for inspection  and  copying  by the Buyer are  correct  and  complete.  PTI has all corporate  power and authority to own,  operate and lease its  properties and to carry on its business as the same is now being conducted.  PTI is duly qualified or licensed to do business and is in good standing as a foreign  corporation  in those  jurisdictions  listed  on  Schedule  2.1  hereto,  which  are  all of the jurisdictions  in which the conduct of its business or the  ownership or leasing of its  properties  requires it to be so qualified or licensed,  except for such jurisdictions where the failure to be qualified or licensed would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on PTI or the conduct of its business.

          Section 2.2. AUTHORITY RELATIVE TO AND VALIDITY OF AGREEMENTS. Each of
the Sellers and PTI has full power and authority,  corporate and  otherwise,  to execute  and  deliver  this  Agreement,  the Escrow  Agreement,  the  Employment
Agreement by and between Paul A. Dechen, Jr. ("Dechen") and Buyer in the form of
Exhibit B  attached  hereto  (the  "Employment  Agreement")  and the  Consulting
Agreement by and between  William H. Horton  ("Horton") and Buyer in the form of
Exhibit C attached  hereto (the  "Consulting  Agreement") and together with this
Agreement,  the Escrow Agreement and the Employment Agreement,  the "Transaction
Agreements")  and to assume and perform all of his or its obligations  hereunder and thereunder. The execution and delivery of the Transaction Agreements and the performance  by PTI of its  obligations  hereunder and  thereunder has been duly authorized  by its Board of Directors  and  shareholders  as provided in Section
607.1102 of the FBCA and no further authorization on the part of or with respect to PTI is necessary to authorize  the  execution  and delivery by it of, and the performance of its obligations under, the Transaction  Agreements.  There are no corporate,  contractual,  statutory or other  restrictions  of any kind upon the power and authority of the Sellers or PTI to execute and deliver the Transaction
Agreements  and  to  consummate  the  transactions  contemplated  hereunder  and thereunder  and no action,  waiver or consent by any  foreign,  federal,  state,
municipal   or  other   governmental   department,   commission   or  agency  (a
"Governmental  Authority") is necessary to make the Transaction Agreements valid and binding upon the Sellers and PTI in accordance with their respective  terms.
The Transaction  Agreements have been duly executed and delivered by the Sellers and PTI and constitute the respective  legal,  valid and binding  obligations of the Sellers and PTI,  enforceable against the Sellers and PTI in accordance with
their  respective   terms,   subject  to  applicable   bankruptcy,   insolvency,
reorganization  and  moratorium  laws  and  other  laws of  general  application affecting the  enforcement  of creditors'  rights  generally,  and the fact that equitable  remedies  or relief  (including,  but not  limited  to, the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought.

          Section 2.3. CAPITALIZATION AND SHAREHOLDINGS.  The authorized capital stock of PTI consists of 30,000 shares of PTI Common  Stock,  9,087 of which are issued and outstanding and are owned of record and  beneficially as set forth on
Schedule 1.2 hereto. Except as set forth on Schedule 2.3 hereto, the Sellers own
6,102 of the PTI Shares free and clear of all  Encumbrances.  The  Sellers  have full right,  power, legal capacity and authority to transfer and deliver the PTI
Shares  pursuant to this  Agreement  and,  except as set forth on  Schedule  2.3 hereto,  none of the  Sellers  or PTI is a party to or bound by any  agreements, arrangements or understandings restricting in any manner the sale or transfer of the PTI  Shares.  The  capital  stock of PTI is duly  authorized  and all issued

                                      -3-

capital  stock  has  been  duly  and  validly  issued  and  is  fully  paid  and non-assessable  and free of preemptive  rights.  Except as set forth on Schedule
2.3 hereto, there is not outstanding, and none of the Sellers or PTI is bound by or  subject  to, any  subscription,  option,  warrant,  call,  right,  contract, commitment,  agreement,  understanding  or  arrangement  to issue any additional shares of capital  stock of PTI,  including  any right of conversion or exchange under any  outstanding  security  or other  instrument,  and no shares of Common
Stock are reserved for issuance for any purpose. Except as set forth on Schedule
2.3 hereto, neither PTI nor any Seller is subject to any obligation,  contingent or otherwise, to repurchase or otherwise acquire the capital stock of PTI.

          Section 2.4. REQUIRED FILINGS AND CONSENTS; NO CONFLICT. Except as set
forth on Schedule 2.4 hereto, neither the Sellers nor PTI are required to submit any notice,  report or other  filing to or with any  Governmental  Authority  in connection  with the  execution,  delivery  or  performance  of the  Transaction
Agreements.  Except as set forth on Schedule 2.4 hereto, the execution, delivery and  performance  of the  Transaction  Agreements by the Sellers and PTI and the
consummation of the transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any law, regulation,  judgment, order or decree binding upon the Sellers or PTI, (b) conflict  with or violate any  provision of the Articles of  Incorporation or By-laws of PTI, or (c) conflict with or result in a breach of any  condition  or provision  of, or  constitute a default (or an event that with notice or lapse of time or both would  become a default)  under, or result in the creation or imposition of any  Encumbrance  upon any properties or assets of the Sellers or PTI pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under,  any  indenture,  loan  agreement, mortgage, deed of trust, lease, contract,  license, franchise or other agreement or  instrument to which the Sellers or PTI is a party or which is or purports to be  binding  upon  the  Sellers  or PTI or by  which  any  of  their  respective properties are bound. The execution, delivery and performance of the Transaction
Agreements by PTI and the consummation of the transactions  contemplated  hereby and  thereby  will not  result  in the  loss of any  license,  franchise,  legal privilege or permit possessed by PTI or give a right of termination to any party to any agreement or other  instrument to which PTI is a party or by which any of its properties are bound.

          Section 2.5. LEGAL PROCEEDINGS, CLAIMS, INVESTIGATIONS,  ETC. There is
no  legal,  administrative,   arbitration  or  other  action  or  proceeding  or
governmental  investigation  pending, or to the knowledge of the Sellers or PTI, threatened,  against (i) PTI, its assets and  properties,  or (ii) any director, officer  or  employee  thereof  or any  Seller  relating  to PTI.  PTI is not in violation of or default under,  any laws,  ordinances,  regulations,  judgments, injunctions,  orders or decrees (including without  limitation,  any immigration laws or regulations) of any court, governmental department,  commission, agency, instrumentality or arbitrator  applicable to it. PTI is not currently subject to any judgment,  order,  injunction or decree of or settlement  enforceable by any court, arbitral authority, administrative agency or Governmental Authority.

          Section  2.6.  BROKER.  No  broker,  finder  or  investment  banker is entitled to any brokerage or finder's fee or other commission in connection with the transactions  contemplated hereby based on arrangements made by or on behalf of PTI or the Sellers.

                                      -4-

          Section 2.7.  SUBSIDIARIES,  ETC.  Except as set forth on Schedule 2.7 hereto,  PTI does not own (directly or  indirectly)  any equity  interest in any corporation,  partnership, limited liability company, joint venture, association or other entity.

          Section 2.8. FINANCIAL STATEMENTS. Attached as Schedule 2.8 hereto are
(i)  consolidated  balance sheets of PTI and its  subsidiaries  at September 30,
2001, 2002 and 2003 and related  statements of income and retained  earnings and changes  in cash  flows for the years  then  ended  (collectively  the  "Audited
Financial  Statements"),  all of which have been  certified  by the  independent public  accountants  of PTI ("PTI's  Accountants")  as having  been  prepared in accordance with generally accepted accounting principles ("GAAP") throughout the periods  indicated,  and  (ii) a  consolidated  balance  sheet  of PTI  and  its subsidiaries  at March 31, 2004 (the "Interim  Balance  Sheet" and together with the Audited Financial Statements, the "Financial Statements"),  certified by the
President of PTI as having been prepared in accordance with GAAP (but subject to year  end  adjustments  and  footnotes  that  are  customarily  made to  interim financial statements,  the kind and character of which are described on Schedule
2.8  hereto).  Except as set forth in Schedule  2.8, the  Financial  Statements, including  in all cases  the notes  thereto,  if any (i) are true,  correct  and complete,  (ii) are in  accordance  with the books and records of PTI, and (iii)
fairly, completely and accurately present the consolidated financial position of
PTI and its  subsidiaries  at the  dates  specified  and the  results  of  their operations for the periods covered.

          Section 2.9. LIABILITIES. Except as set forth on Schedule 2.9, PTI has no liability or  obligation  of any nature  (whether  liquidated,  unliquidated, accrued,  absolute,  contingent  or otherwise  and whether due or to become due)
except:

                    (i) those set forth or reflected in the Financial Statements that have not been paid or discharged since the date thereof;

                    (ii) those  arising under  agreements  or other  commitments listed on any schedule hereto;

                    (iii) current  liabilities arising in the ordinary and usual course of business subsequent to March 31, 2004 that are accurately reflected on its books and records in a manner consistent with past practice; and

                    (iv)  ordinary   course   warranty  and  product   liability
obligations and liabilities for product returns and allowances.

          Section 2.10.  ABSENCE OF CERTAIN CHANGES AND EVENTS.  Since September
30, 2003,  except as disclosed on Schedule 2.10, there has not been with respect to PTI:

                    (i) any material  adverse change in its business  operations
(as now conducted or as presently proposed to be conducted),  assets, properties or rights,  prospects or condition  (financial  or  otherwise),  or  combination thereof  (collectively,  the "Business")  that  reasonably  could be expected to result in any such material adverse change;

                    (ii)  any  strike,   picketing,   work   slowdown  or  labor
disturbance;

                                      -5-

                    (iii) any material  damage,  destruction or loss (whether or not covered by insurance) with respect to any material assets or properties;

                    (iv) any issuance of any capital  stock or other  securities convertible, exchangeable or exercisable into capital stock;

                    (v) any redemption or other  acquisition by it of PTI Common
Stock or any  declaration  or payment of any dividend or other  distribution  in cash, stock or property with respect thereto;

                    (vi) any entry into any material  commitment or  transaction
(including, without limitation, any borrowing or capital expenditure) other than in the ordinary course of business or as contemplated by this Agreement;

                    (vii) any transfer of, or rights granted under, any material leases, licenses,  agreements,  patents,  trademarks, trade names, or copyrights other than those  transferred or granted in the ordinary  course of business and consistent with past practice;

                    (viii) any mortgage, pledge, security interest or imposition of any other  encumbrance  on any assets or  properties  except in the  ordinary course of business;  any payment of any debts,  liabilities or obligations  (the
"Liabilities")   of  any  kind  other  than   Liabilities   currently  due;  any
cancellation of any debts or claims or forgiveness of amounts owed to PTI;

                    (ix) any change in accounting  principles or methods (except insofar as may have been required by a change in GAAP); or

                    (x) other than in the usual and ordinary course of business, any increase in amounts  payable by PTI to or for the benefit of or committed to be paid by PTI to or for the  benefit  of any  officer,  director,  shareholder, consultant,  agent or  employee  of PTI,  in any  capacity,  or in any  benefits granted under any bonus, option, profit sharing, pension,  retirement,  deferred compensation,  insurance,  or other direct or indirect benefit plan with respect to any such person.

          Since  September 30, 2003,  PTI has conducted its business only in the ordinary  course and in a manner  consistent with past practice and has not made any  material  change in the  conduct of its  business  or  operations.  Without limiting the generality of the foregoing,  since September 30, 2003, PTI has not made any payments  (except in the ordinary course of business and in amounts and in a manner  consistent with past practice) under any Employee  Benefit Plan (as hereinafter defined) or to any employee,  independent  contractor or consultant, entered into any new  Employee  Benefit  Plan or any new  consulting  agreement, granted  or  established  any awards  under any such  Employee  Benefit  Plan or agreement,  in any such case  providing  for  payments  of more than  $15,000 or adopted or otherwise amended any of the foregoing.

          Section  2.11.  TAXES  AND  TAX  RETURNS.  (a)  For  purposes  of this
Agreement (i) the term "Taxes" shall mean all taxes,  charges,  fees,  levies or other  assessments,  including,  without  limitation,  income,  gross  receipts, excise,  property,  sales, use, license, payroll and franchise taxes, imposed by the United States, or any state,  local or foreign  government or subdivision or agency thereof whether  computed on a unitary,  combined or any other basis; and
such term shall include any interest and penalties or additions to tax; and (ii)

                                      -6-

the term  "Tax  Return"  shall  mean any  report,  return  or other  information required to be filed with,  supplied to or otherwise  made available to a taxing authority in connection with Taxes.

               (b)  PTI  has  (i)  duly  filed  with  the   appropriate   taxing
authorities  all Tax Returns  required to be filed by or with  respect to PTI or such Tax Returns are properly on extension,  and all such duly filed Tax Returns are true,  correct and complete in all respects,  and (ii) PTI has paid in full, or made adequate  provisions for on its balance sheet (in accordance with GAAP), all Taxes shown to be due on such Tax Returns.  All credits  claimed on such Tax
Returns for research and  development  costs were  properly  claimed and are not subject  to  disallowance  or  reduction.  There are no liens for Taxes upon the assets of PTI  except  for  statutory  liens for  current  Taxes not yet due and payable or that may thereafter be paid without penalty or are being contested in good faith.  PTI has not received  any notice of audit,  is not  undergoing  any audit of its Tax  Returns,  and has not  received  any notice of  deficiency  or assessment from any taxing  authority with respect to liability for Taxes of PTI which has not been fully paid or finally settled.  There have been no waivers of statutes of  limitations  by PTI with  respect to any Tax Returns that relate to
PTI. PTI has not filed a request with the Internal  Revenue  Service for changes in accounting  methods within the last four years, which change would affect the accounting for tax purposes,  directly or indirectly,  of PTI and has not within such four-year period made an installment sale or open transaction disposition.

               (c) PTI has  withheld  and paid all Taxes  required  to have been withheld and paid in connection  with any amounts paid or owing to any employee, independent  contractor,  creditor,  shareholder,  or other third party, and all
Forms W-2 and 1099  required with respect  thereto have been properly  completed and timely filed.

               (d) PTI is not a party to any agreement, contract, arrangement or plan that has resulted or would result,  separately or in the aggregate,  in the payment of any "excess parachute  payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any  corresponding provision of state,  local, or foreign Tax law. PTI has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the
Code during the applicable period specified in Section  897(c)(1)(A)(ii)  of the
Code.  Within the 10-year  period prior to the Closing Date, PTI has not filed a consolidated federal Income Tax Return and has no liability for the Taxes of any person  or  entity  under  Regulation  Section  1.1502-6  under the Code (or any similar  provision  of  state,  local,  or  foreign  law),  as a  transferee  or successor, by contract, or otherwise.

          Section  2.12.  EMPLOYEE  BENEFIT  PLANS.  (a) Listed on Schedule 2.12
hereto  is a  true,  accurate  and  complete  list of all  pension,  retirement, profit-sharing,  deferred  compensation,  bonus, stock option or other incentive
plan,   or  other   employee   benefit   program,   arrangement,   agreement  or
understanding,  or  medical,  vision,  dental  or  other  health  plan,  or life insurance or disability  plan, or any other employee  benefit plan as defined in
Section 3(3) of the Employee  Retirement Income Security Act of 1974, as amended
("ERISA"),  (whether or not any such employee benefit plans are otherwise exempt from  the  provisions  of  ERISA,  whether  or not  legally  binding),  adopted, established,  maintained  or  contributed  to by PTI or  under  which  it  would otherwise  be a party or have  liability  and under  which  employees  or former employees (whether or not retired employees) of PTI (or their beneficiaries) are

                                      -7-

eligible to participate or derive a benefit (collectively, the "Employee Benefit
Plans").

               (b)  Full  payment  has  been  made of all  amounts  that  PTI is required,  under  applicable  law or  under  any  Employee  Benefit  Plan or any agreement  relating to any Employee Benefit Plan to which it is a party, to have paid as  contributions  to or benefits under any Employee Benefit Plan as of the last day of the most recent  fiscal  year of such  Employee  Benefit  Plan ended prior to the date hereof.  PTI has made adequate  provisions in accordance  with
GAAP for liabilities to meet current contributions or benefit payments.

               (c)  Except  as   provided   in   Schedule   2.12,   a  favorable
determination  letter  has been  issued by the  Internal  Revenue  Service  (the
"Service") with respect to the qualified  status of each of the Employee Benefit
Plans intended or required to be qualified under Section 401(a) of the Code, and with respect to the tax exempt  status under  Section  501(a) of the Code of (i)
any trust  through  which such  Employee  Benefit  Plans are funded and (ii) any trust or other entity  established  with respect to an Employee Benefit Plan and intended to be qualified as a tax exempt  organization  under Section  501(c) of the Code.  Since the date of the most  recent  determination  letter,  each such qualified  Employee  Benefit Plan has been, or can be (within 120 days after the
Closing  Date),  filed with the Service within the time required to preserve the rights of PTI to adopt such amendment as may be required by the Service in order to issue a  favorable  determination  letter  with  respect to each such  Plan's continued  tax-qualified  and/or exempt status.  No act or omission has occurred since the date of the last favorable determination letter issued with respect to an Employee  Benefit Plan that resulted or is likely to result in the revocation of any such Plan's tax-qualified or exempt status.

               (d) PTI has performed all obligations required to be performed by it under the Employee Benefit Plans. PTI has not engaged in any transaction with respect to the Employee  Benefit  Plans that would  subject it or the Buyer to a tax, penalty or liability for a prohibited  transaction  under Sections 406, 407 or  502(i)  of ERISA  or  Section  4975 of the  Code,  nor  have its  directors, officers, employees or agents, to the extent they or any of them are fiduciaries under Title I of ERISA. PTI and any  "administrator(s)" (as described in Section
3(16)(A) of ERISA) of the Employee  Benefit  Plans have complied in all material respects  with the  applicable  requirements  of  ERISA,  the Code and all other
statutes,  orders,  rules  or  regulations,   specifically  including,   without
limitation,  material compliance with all reporting and disclosure  requirements of Part 1 of Title 1 of ERISA and of the Code in a timely and  accurate  manner, and no penalties have been or will be imposed,  nor is PTI or any  administrator liable for any  penalties  imposed,  under  ERISA,  the Code or  otherwise  with respect  to the  Employee  Benefit  Plans  or  any  related  trusts.  PTI is not delinquent  in the payment of any federal,  state or local taxes with respect to the Employee  Benefit Plans.  There is no pending  litigation,  arbitration,  or disputed  claim,  settlement  adjudication  or  proceeding  with  respect to the
Employee  Benefit Plans,  and neither PTI nor any  administrator is aware of any threatened litigation,  arbitration or disputed claim,  adjudication proceeding, or any governmental or other  proceeding,  or investigation  with respect to the
Employee Benefit Plans or with respect to any fiduciary or administrator thereof
(in their capacities as such), or any party-in-interest thereto (with respect to their  relationship as such).  There is no  multiemployer  plan to which PTI has been a party or has been required to make any  contributions  at any time during the last 10 years.

                                      -9-

               (e) PTI has  delivered  or caused to be  delivered  to the Buyer, true and complete copies of (i) all Employee Benefit Plans and any related trust agreements,  custodial agreements,  investment management agreements,  insurance contracts or policies, and administrative  service contracts,  all as in effect, together  with all  amendments  thereto  which will become  effective at a later date; (ii) the latest Summary Plan Description and any modifications thereto for each Employee Benefit Plan requiring same under ERISA;  (iii) the latest Service determination  letter  obtained with respect to any such  Employee  Benefit Plan qualified  under Section 401 or 501 of the Code;  (iv) the Summary Annual Report
for the current and prior fiscal years for each Employee  Benefit Plan requiring same under ERISA;  (v) each Form 5500 and/or Form 990 series  filing  (including required  schedules and financial  statements)  for the current and prior fiscal years for each Employee  Benefit Plan  required to file such form;  and (vi) the most recent actuarial  evaluation,  analysis or other report issued with respect to any  Employee  Benefit  Plan.  From  the date of the  most  recent  actuarial evaluation to the Closing Date, for each defined benefit plan, there has been no increase in the unfunded  actuarial  liability  under any such  defined  benefit plan,  assuming the years of the same actuarial  assumptions as used in the most recent applicable actuarial  evaluation.  Neither PTI nor any officer,  employee representative or agent thereof, has made any written or oral representations or statements  to any  current or former  employees,  dependents,  participants  or beneficiaries  or other persons which are  inconsistent  in any material  manner with the provisions of these documents.

               (f) With  respect  to any of PTI's  employee  welfare  plans  (as defined in Section 3(1) of ERISA and including  those  Employee  Benefits  Plans that  qualify as such) that are "group  health  plans" under  Section  162(k) or
Section  4980B of the Code and Section  607(1) of ERISA and related  regulations
(relating to the benefit  continuation rights imposed by COBRA),  there has been timely  compliance  in all  material  respects  with  all  requirements  imposed thereunder,  as and when  applicable to such plans, so that PTI has no (nor will it incur any) loss, assessment, penalty, loss of federal income tax deduction or other  sanction,  arising on  account of or in respect of any  failure to comply with any  COBRA  benefit  continuation  requirement,  that is  capable  of being assessed or asserted directly or indirectly  against or against the Buyer or any of its subsidiaries or other member of the Buyer's corporate control group, with respect to any such plan.

          Section 2.13. LABOR MATTERS. None of PTI's employees is represented by any labor union,  association  or other  organization.  PTI has not received any notice  from  any  labor  union,  association  or  other  organization  that  it represents  or intends to  represent  PTI's  employees.  PTI has complied in all material  respects with all applicable laws affecting  employment and employment practices,  terms and conditions of employment and wages and hours.  PTI has not received any notice of and there is no complaint alleging unfair labor practices against PTI  pending,  or to the  knowledge  of the  Sellers or PTI,  threatened before the National  Labor  Relations  Board or any other  charges or complaints pending,  or to the knowledge of the Sellers or PTI, threatened before the Equal
Employment Opportunity Commission, any state or local Human Rights Commission or any other  state or local  agency in  respect  of labor or  employment  matters.
Except as set forth on Schedule 2.13 hereto, no labor strike,  material dispute, slowdown or stoppage has occurred  with respect to PTI's  employees and there is no labor strike,  material  dispute,  slowdown or stoppage pending or threatened with  respect to PTI's  employees.  Schedule  2.13 hereto sets forth all pending grievances or arbitration proceedings against PTI.

                                      -9-

          Section 2.14. [Intentionally Omitted]

          Section 2.15.  PROPERTIES.  (a) PTI has good and marketable  title, or valid leasehold  rights (in the case of leased  property),  to all real property and good  title to all  personal  property  owned or leased by it or used in the operation of the Business, free and clear of all Encumbrances,  except as listed on Schedule 2.15 hereto,  excluding (i) liens for taxes, fees, levies,  imposts, duties or  governmental  charges of any kind that are not yet  delinquent or are being  contested  in good faith by  appropriate  proceedings  that  suspend  the collection thereof; (ii) liens for mechanics, materialmen,  laborers, employees, suppliers or others that are not yet  delinquent or are being  contested in good faith by appropriate  proceedings;  (iii) liens or defects in title or leasehold rights that either individually or in the aggregate are not material to PTI. All of such owned or leased  property  with a value in excess of $5,000 is listed on
Schedule  2.15  hereto.  PTI is not in  violation  of any  covenant,  condition, restriction,  easement,  agreement,  order  or  regulation  of any  Governmental
Authority having jurisdiction over any such real property that affects such real property or the use or  occupancy  thereof or the health or safety of  employees thereon.  No current  use by PTI of any such real  property  is  dependent  on a non-conforming use or other approval of a Governmental Authority, the absence of which would significantly limit the use thereof in the Business.

               (b) Schedule 2.15 hereto  includes a complete and correct list of
(i) all real  property  or  premises  owned in whole or in part by PTI  together with, in each case, a brief description of such property or premises,  including the area and the current uses  thereof,  the record title  holder  thereof,  the location  thereof,  the  material  buildings,  structures,  fixtures  and  other improvements  thereon (the  "Improvements")  and all  indebtedness  secured by a lien,  mortgage or deed of trust  thereon and (ii) all real property or premises leased  in  whole  or in part by  PTI,  together  with,  in each  case,  a brief description  of such  property or premises,  including  the area and the current uses thereof and the name of the lessor thereof.  Complete and correct copies of all such deeds,  mortgages,  deeds of trust,  leases,  guarantees  of leases and other  documents  concerning  such real property and the interests of PTI or any subsidiary  therein have been heretofore  delivered to the Buyer.  PTI has legal and valid occupancy permits and other required licenses or government  approvals for each of the properties and premises  owned,  leased,  used or occupied by it
(copies of which have been heretofore delivered to the Buyer). Each lease of PTI or any subsidiary  for real property is legal,  valid and binding as between PTI or the  subsidiary  and the  other  party or  parties  thereto  is a  tenant  or possessor in good standing thereunder,  free of any default or breach whatsoever and quietly enjoys the premises provided for therein.

               (c) All  Improvements  included within such real property and all items of personal  property listed on Schedule 2.15 hereto are in good condition and repair and sufficient for the continued operation of the Business. There are no structural  deficiencies or latent defects affecting any of the Improvements, and there are no facts or  conditions  affecting  any of the  Improvements  that would, individually or in the aggregate,  interfere in any material respect with the use or occupancy thereof in the continued operation of the Business.

          Section 2.16. TRADEMARKS,  PATENTS AND COPYRIGHTS. (a) For purposes of this  Agreement,  the term "PTI Rights" shall mean all worldwide  industrial and intellectual property rights, including, without limitation, each patent, patent rights,  license,  patent  application,  trade name,  trademark,  trade name and

                                      -10-

trademark   registration,    copyright,   copyright   registration,    copyright
application,  service  mark,  brand  mark and brand  name,  URL,  trade  secrets relating to or arising from any proprietary process,  formula,  source or object code,  owned or  possessed  by PTI.  PTI owns or has the  right to use,  sell or license all PTI Rights and such PTI Rights are sufficient for the conduct of the
Business as being  conducted as of the date hereof.  Schedule  2.16 hereto lists each patent, patent right, patent application, tradename registration, trademark registration, copyright registration, copyright application, copyrightable work,
URL, source and object code owned, licensed or possessed by PTI;

          (b) The execution,  delivery and performance of this Agreement and the consummation  of the  transactions  contemplated  hereby will not  constitute  a breach of any instrument or agreement  governing any PTI Rights,  will not cause the  forfeiture  or  termination  or  give  rise  to a right  of  forfeiture  or termination of any PTI Rights or impair the right of PTI to use, sell or license any PTI Rights or any portion thereof;

               (c) None of the manufacture, marketing, license, sale or intended use of any  product  currently  licensed  or  sold  by  PTI or  currently  under development  by PTI violates any license or agreement  between PTI and any third party relating to such product or infringes any  intellectual  property right of any other  party,  and there is no  pending  or, to the best  knowledge  of PTI, threatened  claim or litigation  contesting the validity,  ownership or right to use,  sell,  license or dispose of any PTI Right nor, to the best  knowledge  of
PTI,  is there any basis for any such  claim,  nor has PTI  received  any notice asserting that any PTI Right or the proposed use,  sale,  license or disposition thereof  conflicts or will conflict with the rights of any other party,  nor, to the best knowledge of PTI, is there any basis for any such assertion; and

               (d) No current or prior officers, employees or consultants of PTI have or claim any  ownership  interest  in any PTI  Rights as a result of having been  involved  in  the  development  of  such  property  while  employed  by or consulting to PTI or otherwise.

          Section 2.17. LICENSES,  PERMITS,  ETC. Schedule 2.17 hereto lists all
franchises,   licenses,   permits,  consents,   authorizations,   approvals  and
certificates  of any  Governmental  Authority  used in  conducting  the Business
(collectively,  the  "Permits").  Each of the Permits is currently  valid and in full force and effect  and the  Permits  constitute  all  franchises,  licenses,
permits,   consents,   authorizations,   approvals  and   certificates   of  any
Governmental  Authority necessary to the conduct of the Business.  PTI is not in violation of any of the Permits,  the  transaction  contemplated  hereby neither constitutes  such a violation  nor  requires  consent of the owner of any Permit rights,  and there is no pending or threatened  proceeding  that could result in the revocation or cancellation of, or inability of PTI to renew, any Permit.

          Section  2.18.  INSURANCE.  Schedule 2.18 hereto sets forth a list and
brief  description  of  all  existing  insurance  policies   maintained  by  PTI
pertaining  to its  business  properties,  personnel  or  assets.  PTI is not in default with respect to any provision contained in any insurance policy, and has not failed to give any notice or present any claim under any insurance policy in due and  timely  fashion.  Each such  policy is in full  force and  effect.  All payments  with respect to such policies are current and PTI has not received any notice threatening a suspension, revocation, modification or cancellation of any such policy.

                                      -11-

          Section  2.19.  CONTRACTS.  (a) Except as set forth in  Schedule  2.19 hereto,  PTI is not a  party  to and is not  bound  by any  contract  or has any commitment,  whether  written  or oral that has a term in excess of one year and will result in payments in excess of $10,000 or require material  performance on the part of PTI,  other than (i)  contracts or  commitments  entered into in the ordinary  course of business with vendors and  customers  and (ii)  contracts or commitments cancelable upon not more than 30 days' notice. Each of the contracts and commitments set forth in Schedule 2.19 hereto and each of the other material contracts and  commitments  to which PTI is a party,  is valid and existing,  in full force and effect and  enforceable in accordance  with its terms (subject to equitable  principles  and  limitations  on indemnity)  and there is no material default  or claim of  default  against  PTI or any  notice of  termination  with respect thereto. PTI has complied in all material respects with all requirements of, and performed all of its obligations  under, such contracts and commitments.
In addition,  no other party to any such contract or commitment  is, to the best of PTI's  knowledge,  in  default  under or in  breach of any  material  term or provision thereof, and, to the best of PTI's knowledge there exists no condition or event  which,  after  notice  or lapse of time or both,  would  constitute  a material default by any party to any such contract or commitment.  Copies of all the written  documents  and a synopsis  of all oral  contracts  and  commitments described in Schedule  2.19 hereto have  heretofore  been made  available to the
Buyer and are true and  complete  and include  all  amendments  and  supplements thereto and modifications thereof to and including the date hereof.

          (b) Except as set forth in Schedule 2.19 hereto, PTI is not a party to any oral or written (i)  agreement  with any  consultant,  executive  officer or other key  employee  the benefits  under which are  contingent,  or the terms of
which  are  materially   altered,   upon  the  occurrence  of  the  transactions
contemplated  by this  Agreement,  or (ii)  agreement or Employee  Benefit Plan, including  any stock option plan and the like,  any of the benefits  under which will be increased,  or the vesting of the benefits of which will be accelerated, by the occurrence of the transactions contemplated by this Agreement.

          Section 2.20. INVENTORY.  Except as set forth on Schedule 2.20 hereto, inventory  reflected  on the Interim  Balance  Sheet as of the date  thereof was determined in accordance with GAAP consistently applied, stated, on an aggregate basis, at the lower of cost (based on the first-in,  first-out method) or market value and  consists  solely of  merchandise  usable or salable  in the  ordinary course of  business  at not less than gross  cost.  The  inventory  conforms  to customary  trade  standards for marketable  goods.  Proper  recognition has been given in the Interim Balance Sheet to damaged, obsolete, slow-moving,  irregular or defective stock and to appropriate  markdowns.  Since the date of the Interim
Balance  Sheet,  there have been no changes in the  inventory  reflected  on the
Interim Balance Sheet except in the ordinary course of business.

          Section 2.21. ACCOUNTS RECEIVABLE. All accounts receivable relating to or arising out of the operation of the Business (the  "Receivables") are or will represent  bona fide arm's length sales that arose or will arise in the ordinary and usual  course of the  Business;  and are not and will not be  subject to any counterclaim,  set-off  or defense  known to the  Sellers or PTI and are not and will not be subject to any  Encumbrance,  except as set forth on Schedule  2.21.
Since  September  30, 2003,  no customers of PTI have  notified  Sellers or PTI, orally or in  writing,  that they intend to return any  products,  or assert any right to a discount,  allowance or chargeback with respect to any products,  the sale of which  products  by PTI gave rise to  amounts  aggregating  in excess of
$10,000 and included in the Receivables.

                                      -12-

          Section  2.22.  OFFICERS,  EMPLOYEES AND  COMPENSATION.  Schedule 2.22
hereto lists each salaried  employee of PTI employed during the period September
30, 2003 through the date hereof.  Schedule 2.22 hereto also lists and describes as of March 31, 2004, the base salary,  fringe  benefits and perquisites of each employee of PTI whose total  current  base salary  exceeds or exceeded in any of the last two years  $40,000  annually.  Except as  disclosed  on  Schedule  2.22 hereto,  there are no other forms of  compensation  paid by PTI to any employee.
Except as disclosed on Schedule 2.22 hereto, there has been no material increase since March 31, 2004 in the rate of  compensation  or other benefits paid to any employee.  No  shareholder  or director or any person  related to such person by blood  or  marriage  holds  any  position  or  office  with or has any  material financial interest, direct or indirect, in any supplier, customer or account of, or other outside business that has had or will have material  transactions  with
PTI. PTI has no  agreements  or  understandings  with any  officer,  employee or representative of PTI that would influence any such person not to continue to be associated  from and after the date  hereof or from  serving  PTI in a  capacity similar to the  capacity  currently  held.  Schedule  2.22 hereto sets forth (i)
PTI's  present  severance  policy and the names,  amounts and payment  schedules relating to persons currently  receiving  severance  payments or retiree medical benefits;  and (ii)  separately with respect to each employee of PTI, the amount of accrued vacation pay due to such employee.

          Section 2.23. INDEPENDENT CONTRACTORS. Schedule 2.23 hereto lists each independent contractor,  including,  without limitation, each representative and agent, to whom or which PTI paid commissions  and/or other forms of compensation in excess of $40,000 in either of the past two calendar years.

          Section 2.24. CUSTOMERS.  Except as set forth on Schedule 2.24 hereto, no customer of PTI  representing in excess of 3% of PTI's 2003 sales has advised the Sellers or PTI,  formally or  informally,  that it intends to  terminate  or substantially  reduce its business  with PTI during 2004 or thereafter by reason of the transactions contemplated by this Agreement or otherwise.

          Section 2.25.  ENVIRONMENTAL  MATTERS.  (a) PTI is not the subject of, or, to the knowledge of the Sellers or PTI,  being  threatened to be the subject of (i) any enforcement proceeding, or (ii) any investigation,  brought in either case  under any  Environmental  Laws (as  hereinafter  defined),  at any time in effect or (iii) any third party claim relating to environmental conditions on or off the  properties  of PTI. PTI has not been  notified  that it must obtain any
Permits  or  file  documents  for  the  operation  of  its  business  under  any
Environmental  Laws.  PTI has not been notified of any  conditions on or off the properties  of PTI that  will give rise to any  liabilities,  known or  unknown, under any Environmental  Laws, or as the result of any claim of any third party.
For the purposes of this Section 2.25, an  investigation  shall include,  but is not limited to, any written notice received by PTI that relates to the onsite or offsite  disposal,  release,  discharge or spill of any  Hazardous  Material (as hereinafter defined).

               (b) Except as set forth on Schedule  2.25,  there is no Hazardous
Material  that PTI (or, to the  knowledge  of PTI or the  Sellers,  any previous occupant of PTI's facilities) has used, stored or otherwise held in or on any of the  facilities  of PTI,  which,  are  present  at or  have  migrated  from  the facilities,  whether contained in ambient air, surface water, groundwater,  land
surface  or  subsurface  strata,   that  violate  any  Environmental  Laws.  The
facilities have been maintained by PTI in compliance with all Environmental Laws and occupational,  health and safety or similar laws, ordinances,  restrictions, licenses, and regulations, except in respect of the foregoing for such

                                      -13-

violations as would not reasonably be expected to have a material adverse effect on PTI or the conduct of its  business.  PTI has not disposed of or arranged (by contract,  agreement or otherwise) for the disposal of any material or substance that was  generated or used by PTI at any off-site  location that has been or is listed or proposed for  inclusion on any list  promulgated  by any  Governmental
Authority for the purpose of identifying  sites that pose a danger to health and safety.  Except as  disclosed on Schedule  2.25  hereto,  (i) there have been no environmental  studies,  reports and analyses  made or prepared in the last five years  relating  to the  facilities  of PTI;  and (ii)  none of such  facilities contains  any  underground  storage  tanks,  incinerators,  or waste  treatment, storage or disposal units, landfills, disposal areas or surface impoundments.

          (c) For  the  purposes  hereof,  Environmental  Laws  shall  mean  all federal,  state and local  laws,  ordinances,  rules and  regulations  and other provisions  having  the  force or  effect  of law  pertaining  to  pollution  or protection of the environment,  including without limitation, all those relating
to  the  presence,  use,  production,   generation,  handling,   transportation,
treatment,  storage,  disposal,  distribution,  labeling,  testing,  processing, discharge,  release,  threatened release,  control or cleanup of any solid waste disposal, toxic substances, hazardous substances, hazardous materials, hazardous waste,  toxic  chemicals,  pollutants,  contaminants  (collectively,  "Hazardous
Material") and air,  water,  ground or subsurface  pollution and to the storage, use, handling,  transportation,  discharge,  and disposal  (including spills and leaks) of gaseous, liquid, semi-solid or solid materials.

          Section 2.26.  ILLEGAL PAYMENTS.  PTI has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the  United  States of America  or any other  country,  that is in any manner related to the business or operations  of PTI,  which PTI knows or has reason to believe to have been illegal under any federal,  state or local laws or the laws of any other country having jurisdiction. PTI has not participated,  directly or indirectly, in any boycotts affecting any of its actual or potential customers.

          Section 2.27.  BANKS;  SAFE DEPOSIT BOXES.  Schedule 2.27 hereto lists the names and locations of all banks or other  financial  institutions  at which
PTI has an account and/or safe deposit box, the numbers of any such accounts and boxes and the names of all persons  authorized to draw thereon or to have access thereto.

          Section 2.28. COMPLETE DISCLOSURE.  No representation or warranty made by the Sellers or PTI in this Agreement,  and no exhibit,  schedule,  statement, certificate  or other  writing  furnished  to the  Buyer by or on  behalf of the
Sellers or PTI pursuant to this Agreement or in connection with the transactions contemplated  hereby,  contains  or will  contain,  any  untrue  statement  of a material fact or omits or will omit to state a material  fact  necessary to make the statements contained herein and therein not misleading.

          Section  2.29.  CLOSING DATE EFFECT.  All of the  representations  and warranties of the Sellers and PTI are true and correct as of the date hereof and shall be true and correct on and as of the Closing  Date with the same force and effect as if such  representations  and warranties  were made by the Sellers and
PTI to the Buyer on the Closing Date.

                                      -14-

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE ESOP

          The ESOP hereby represents and warrants to the Buyer as follows:

          Section 3.1.  ORGANIZATION AND STANDING.  The ESOP is a duly organized and validly existing plan and trust.

          Section 3.2. SHAREHOLDINGS. The ESOP owns 2,985 of the PTI Shares (the
"ESOP PTI Shares"). The ESOP has full right, power, legal capacity and authority to sell, transfer and deliver the ESOP PTI Shares pursuant to this Agreement and the  ESOP  is not a  party  to or  bound  by any  agreements,  arrangements,  or understandings  restricting  in any manner the sale or  transfer of the ESOP PTI
Shares.

          Section 3.3. AUTHORIZATION; ENFORCEABILITY. The ESOP has all requisite trust  power to hold the ESOP PTI Shares  owned by it and to execute and deliver the  Transaction  Agreements  and to consummate  the  transactions  contemplated hereby.  The execution,  delivery and performance by the ESOP of the Transaction
Agreements and the  consummation  by the ESOP of the  transactions  contemplated hereby and thereby are within the ESOP's powers and have been duly authorized by all necessary trust action on the part of the ESOP. No further  authorization on the part of or with  respect to the ESOP or its  participants  is  necessary  to authorize  the  execution  and  delivery  by it of, and the  performance  of its obligation under, the Transaction  Agreements.  This Agreement constitutes,  and each other Transaction  Agreement or instrument  executed and delivered or to be executed and delivered by the ESOP pursuant to this  Agreement  will,  upon such execution and delivery,  constitute a legal, valid and binding obligation of the
ESOP, enforceable against it in accordance with its terms.

          Section 3.4.  TITLE TO SHARES.  The ESOP is the record and  beneficial owner of the ESOP PTI Shares, free and clear of any and all Encumbrances.

          Section 3.5. GOVERNMENTAL APPROVAL AND FILINGS. Except as set forth on
Schedule  3.5  hereto,  no  consent,  action,  waiver or notice of, by or to any
Governmental  Authority on the part of the ESOP is required in  connection  with the execution,  delivery and  performance of the  Transaction  Agreements by the
ESOP.

          Section 3.6.  LITIGATION.  There are no suits,  actions,  proceedings, investigations,  claims or orders  pending  or,  to the  knowledge  of the ESOP, threatened  against the ESOP,  nor is the ESOP subject to any judgment  order or decree of any court or  Governmental  Authority.  For the purposes  hereof,  the phrase  "knowledge of ESOP" shall mean the knowledge of its trustees.  Except as set forth on Schedule  3.6 hereto,  the ESOP is not in  violation  of or default under, any laws,  ordinances,  regulations,  judgments,  injunctions,  orders or decrees (including without  limitation,  any immigration laws or regulations) of any court,  governmental  department,  commission,  agency,  instrumentality  or arbitrator  applicable to it. The ESOP is not currently subject to any judgment, order,  injunction or decree of or settlement enforceable by any court, arbitral authority, administrative agency or Governmental Authority.

                                      -15-

          Section 3.7. NO VIOLATION. The execution,  delivery and performance of the  Transaction  Agreements by the ESOP does not, and the  consummation  by the
ESOP of the  transactions  contemplated  hereby or thereby will not, (a) violate any  provision  of the  governing  documents of the ESOP;  (b) conflict  with or violate any law, regulation, judgment, order or decree binding upon the ESOP; or
(c) conflict with or violate any provision of, or result in the  termination  or
acceleration   of,  or  entitle  any  party  to  accelerate  any  obligation  or indebtedness under, any mortgage, lease, franchise,  license, permit, agreement, instrument, to which the ESOP is a party or by which the ESOP is bound.

          Section 3.8. BROKERS.  Except as set forth on Schedule 3.8 hereto, the
ESOP has not employed any broker,  finder, advisor or intermediary in connection with the transactions contemplated by this Agreement that would be entitled to a broker's,  finder's or similar fee or commission in connection therewith or upon the consummation thereof, for which PTI, the ESOP or the Buyer may be liable.

          Section 3.9.  REGARDING THE ESOP. The  representations  and warranties made in Section 2.12(c), (d) and (e) hereof are accurate and complete insofar as they relate to the ESOP.

          Section 3.10. COMPLETE DISCLOSURE.  No representation or warranty made by the ESOP in this Agreement, and no exhibit, schedule, statement,  certificate or other writing  furnished to the Buyer by or on behalf of the ESOP pursuant to this  Agreement or in  connection  with the  transactions  contemplated  hereby, contains or will  contain,  any untrue  statement of a material fact or omits or will omit to state a material fact  necessary to make the  statements  contained herein and therein not misleading.

          Section  3.11.  CLOSING DATE EFFECT.  All of the  representations  and warranties  of the ESOP are true and  correct as of the date hereof and shall be true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties were made by the ESOP to the Buyer on the
Closing Date.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

          The Buyer hereby  represents and warrants to the Sellers,  PTI and the
ESOP as follows:

          Section 4.1. CORPORATE  ORGANIZATION.  The Buyer is a corporation duly organized,  validly existing and in good standing under the laws of the State of
Delaware.

          Section 4.2.  AUTHORITY  RELATIVE TO AND VALIDITY OF  AGREEMENTS.  The
Buyer has full power and  authority,  corporate  and  otherwise,  to execute and deliver  the  Transaction  Agreements  and  to  assume  and  perform  all of its obligations  hereunder  and  thereunder.  The  execution  and  delivery  of  the
Transaction  Agreements  and the  performance  by the  Buyer of its  obligations hereunder and thereunder have been duly authorized by its Board of Directors and no further action or  authorization on the part of or with respect to the Buyer, including without limitation any action or authorization by its shareholders, is necessary to authorize the execution and delivery by it of, and the  performance of its obligations  under, the Transaction  Agreements.  There are no corporate, contractual,  statutory  or other  restrictions  of any kind  upon the power and

                                      -16-

authority of the Buyer to execute and deliver the Transaction  Agreements and to consummate the transactions contemplated hereunder and thereunder and no action, waiver  or  consent  by any  Governmental  Authority  is  necessary  to make the
Transaction Agreements valid and binding upon the Buyer in accordance with their respective  terms.  The  Transaction  Agreements  have  been duly  executed  and delivered by the Buyer and constitute its legal, valid and binding  obligations, enforceable  against it in accordance with their  respective  terms,  subject to applicable bankruptcy, insolvency,  reorganization and moratorium laws and other laws of general  application  affecting the  enforcement  of  creditors'  rights generally,  and the fact that equitable remedies or relief  (including,  but not limited to, the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought.

          Section 4.3. REQUIRED FILING AND CONSENTS; NO CONFLICTS.  The Buyer is
not required to submit any notice,  report or other filing with any Governmental
Authority in  connection  with the  execution,  delivery or  performance  of the
Transaction  Agreements.   The  execution,   delivery  and  performance  of  the
Transaction  Agreements by the Buyer and the  consummation  of the  transactions contemplated hereby and thereby do not and will not conflict with or violate (a)
the  Certificate  of  Incorporation  or By-laws of the Buyer,  (b) any agreement governing the organization,  management, business or affairs of the Buyer or, in any material respect, any agreement or instrument to which the Buyer is bound or
(c) any material law, administrative regulation or rule or court order, judgment or decree  applicable  to the Buyer;  nor will the execution and delivery of the
Transaction  Agreements  or the  consummation  of the  transaction  contemplated hereby or  thereby  constitute  a  material  breach  of, or any event of default under,  any  material  contract or  agreement by which the Buyer may be bound or affected.

          Section  4.4.  LEGAL  PROCEEDINGS,  CLAIMS,  ETC.  There is no  legal, administrative,  arbitration  or other action or proceeding  pending,  or to the knowledge of the Buyer, threatened,  against the Buyer, any director, officer or employee  either  relating to this  Agreement or the  transactions  contemplated hereunder,  or relating to the assets or business  operations of the Buyer, that in any of the  foregoing  cases would  reasonably be expected to have a material adverse effect upon the Buyer's  ability to perform its  obligations  hereunder.
The Buyer has not been informed of, nor is it otherwise  aware of, any violation or default  under any laws,  ordinances,  regulations,  judgments,  injunctions, orders or  decrees  of any  Governmental  Authority,  and is not  subject to any judgment,  order,  injunction  or decree of any  court,  arbitral  authority  or
Governmental Authority,  that in any of the foregoing cases, would reasonably be expected to have a material adverse effect on the Buyer's ability to perform its obligations hereunder.

          Section  4.5.  BROKER.  No  broker,  finder  or  investment  banker is entitled to any brokerage or finder's fee or other commission in connection with the transactions  contemplated  hereby based upon the arrangements made by or on behalf of the Buyer.

          Section 4.6. COMPLETE  DISCLOSURE.  No representation or warranty made by the Buyer in this Agreement, and no exhibit, schedule, statement, certificate or other  writing  furnished to the Sellers and PTI by or on behalf of the Buyer pursuant to this Agreement or in connection with the  transactions  contemplated hereby,  contains or will  contain,  any untrue  statement of a material fact or omits or will omit to state a material  fact  necessary  to make the  statements contained herein and therein not misleading.

                                      -17-

          Section  4.7.  CLOSING  DATE EFFECT.  All of the  representations  and warranties  of the Buyer are true and correct as of the date hereof and shall be true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties were made by the Buyer to the Sellers and
PTI on the Closing Date.

                                    ARTICLE V

                                    COVENANTS

          Section  5.1.  COVENANTS OF THE SELLERS AND PTI  REGARDING  CONDUCT OF
BUSINESS OPERATIONS PENDING THE CLOSING.  The Sellers and PTI covenant and agree that between the date of this Agreement and the Closing Date, PTI shall carry on its business in the ordinary course and consistent with past practice, shall use its best efforts to (i) preserve its business  organizations intact, (ii) retain the services of its present  employees,  and (iii) preserve the good will of its suppliers  and  customers,  and  shall  not,  except in the  ordinary  course of business,  purchase,  sell,  lease or dispose of any property or assets or incur any  liability  or enter  into any other  extraordinary  transaction.  By way of amplification  and not  limitation,  the  Sellers  and PTI shall not  (except as contemplated  hereunder),  between  the date of this  Agreement  and the Closing
Date,  directly or  indirectly,  do any of the  following  as to PTI without the prior written consent of the Buyer:

               (a) (i) issue, sell, pledge, dispose of, encumber,  authorize, or propose the issuance, sale, pledge, disposition, encumbrance or authorization of any shares of capital stock of any class, or any options, warrants,  convertible securities  or other rights of any kind to acquire any shares of capital  stock, or any other ownership  interest,  of its shares; (ii) amend or propose to amend its Articles of Incorporation or By-Laws; (iii) split, combine or reclassify any of its outstanding  shares,  or declare,  set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect thereto;
or (iv) redeem, purchase or otherwise acquire any shares of its capital stock;

               (b) (i)  make  any  acquisition  (by  merger,  consolidation,  or acquisition  of  stock  or  assets)  of any  corporation,  partnership  or other business organization or division thereof; (ii) except in the ordinary course of business and in a manner consistent with past practice,  sell,  pledge,  dispose of, or  encumber  or  authorize  or propose  the sale,  pledge,  disposition  or encumbrance  of any of its assets;  (iii) incur any  indebtedness  for  borrowed money,  assume,  guarantee,  endorse or  otherwise  become  responsible  for the obligations of any other individual,  partnership,  firm or corporation, or make any loans or advances to any individual,  partnership,  firm, or corporation, or enter into any contract or agreement to do so, except in the ordinary  course of business and consistent  with past  practice;  (iv) authorize any single capital
expenditure  or  series  of  related   capital   expenditures   each  of  which,
individually  or in the  aggregate,  is in excess of $25,000;  or (v) release or assign  any  indebtedness  owed to it or any  claims  held by it,  except in the ordinary course of business and consistent with past practice;

               (c) take any action other than in the ordinary course of business and in a manner  consistent  with past practice  (none of which actions shall be unreasonable  or  unusual)  with  respect  to  the  grant  of any  severance  or termination  pay (otherwise  than pursuant to its policies in effect on the date

                                      -18-

hereof) or with respect to any increase of benefits  payable under its severance or termination pay policies in effect on the date hereof;

               (d) make any payments  (except in the ordinary course of business and in amounts and in a manner consistent with past practice) under any Employee
Benefit Plan to any employee,  independent contractor or consultant,  enter into any new Employee Benefit Plan or any new consulting agreement grant or establish any awards  under such  Employee  Benefit  Plan or  agreement,  in any such case providing for payments of more than $15,000,  or adopt or otherwise amend any of the foregoing;

               (e) take any action except in the ordinary course of business and in a manner  consistent  with  past  practice  (none of which  actions  shall be unreasonable  or unusual)  with respect to  accounting  policies or  procedures, other than such actions deemed necessary to comply with GAAP (including  without limitation its procedures with respect to the payment of accounts payable);

               (f) enter into or terminate any material contract or agreement or make any material change in any of its material  contracts or agreements,  other than (i) in the  ordinary  course of  business,  (ii)  relating to  indebtedness incurred in clause (b)(iii) above and (iii) agreements,  if any, relating to the transactions contemplated hereby; or

               (g) take,  or agree in writing or otherwise  to take,  any of the foregoing  actions  or any  action  that  would  make  any of  their  respective representations or warranties contained in this Agreement untrue or incorrect in any material respect as of the date when made or as of a future date.

          Section 5.2. ACCESS TO INFORMATION AND FACILITIES. The Sellers and PTI
agree that, prior to the Closing Date, the Buyer shall, upon reasonable  notice,
through  its  authorized   officers,   employees,   agents  and  representatives
(including,  without limitation,  its counsel and accountants),  have reasonable access  during  normal  business  hours to all premises and personnel of PTI and shall be  entitled  to make such  reasonable  investigation  of the  properties, business and operations of PTI and such  examination  of the books,  records and financial  condition of PTI as they  request and to make  extracts and copies to the extent necessary of such books and records;  provided,  that the Buyer shall be bound  by and  shall  comply  with the  terms  of the  Mutual  Non-Disclosure
Agreement between PTI and Buyer, dated May __, 2004 (the "Mutual  Non-Disclosure
Agreement")  with  respect  to  Buyer's  ability  to use or  disclose  any  such information; and provided, further, that any such investigation pursuant to this
Section 5.2 shall not affect any  representations  or warranties  made herein or the conditions to the  obligations  of the respective  parties to consummate the transactions contemplated by this Agreement.

          Section 5.3. ADDITIONAL COVENANTS OF THE PARTIES. Each of the Sellers,
the ESOP,  PTI and the Buyer  covenants  and agrees  with  respect to the period beginning on the date hereof and ending on the Closing Date:

               (a) BEST EFFORTS.  To proceed diligently and use its best efforts to take or  cause  to be  taken  all  actions  and to do or cause to be done all
things   necessary,   proper  and  advisable  to  consummate  the   transactions
contemplated by this Agreement.

                                      -19-

               (b)  COMPLIANCE.  To comply  in all  material  respects  with all applicable  rules and  regulations of any  Governmental  Authority in connection with  the  execution,  delivery  and  performance  of  this  Agreement  and  the transactions  contemplated  hereby; to use all reasonable efforts to obtain in a timely  manner all  necessary  waivers,  consents and  approvals and to take, or cause to be taken,  all other actions and to do, or cause to be done,  all other things  necessary,  proper or  advisable  to  consummate  and make  effective as promptly as practicable the transactions contemplated by this Agreement.

               (c) NOTICE. To give prompt notice to the other parties of (i) the occurrence,  or failure to occur,  of any event whose  occurrence  or failure to occur, would be likely to cause any representation or warranty contained in this
Agreement to be untrue or incorrect in any material respect at any time from the date hereof to the Closing Date and (ii) any material failure on its part, or on the part of any of its officers, directors,  employees or agents, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;  provided,  however, that the delivery of any such notice shall not limit or  otherwise  affect the  remedies  available  hereunder to the party receiving such notice.

               (d) ANNOUNCEMENTS. That all public announcements,  statements and press releases concerning the transactions  contemplated by this Agreement shall be mutually agreed to by the Sellers' Agent and the Buyer before the issuance or the making thereof and,  subject to the advice of counsel,  no party shall issue any such press releases or make any such public  statement  prior to such mutual agreement, except as may be required by law.

          Section 5.4.  SECTION 338 ELECTION.  No election  under Section 338 of the Code shall be made with  respect to the  transactions  contemplated  by this
Agreement,  nor shall the Buyer  take any action  that would  result in a deemed
Section 338 election under Section 338(e) of the Code.

          Section 5.5.  CERTAIN TAX MATTERS.  (a) The Sellers shall cause PTI to file all Tax Returns of PTI with the appropriate taxing authorities and shall be responsible  for ensuring the timely payment (and/or refund) by PTI of all Taxes due with respect to the any periods  ending before the Closing  Date.  Taxes for any period  ending on, or the day prior to, the Closing  Date,  that are not yet due and payable on the  Closing  Date,  shall be paid by PTI or the Buyer.  With respect  to any Tax  Return of PTI  covering a taxable  period  beginning  on or before the Closing Date and ending after the Closing Date that is required to be filed  after the  Closing  Date,  the Buyer  shall  cause  such Tax Return to be prepared,  shall  determine  the  Tax  that  is  due  thereunder  and  shall  be responsible for the payment of any such Tax. No amendments to Tax Returns of PTI for any periods  ending  before the Closing  Date shall be filed with any taxing
authority   without  the  prior  written  consent  of  the  Sellers  not  to  be unreasonably  withheld or delayed.  The Sellers  shall have the right to control any tax  audits,  appeals,  lawsuits  or  other  investigations  or  proceedings regarding the income,  gain,  loss,  deductions or credits of PTI for any period ending  before  the  Closing  Date,  provided  that the  Sellers do not take any position in such tax audit, appeal, lawsuit or other investigational proceedings that, in the reasonable judgment of the Buyer,  adversely affects the Buyer. The
Buyer shall provide written notice to the Sellers' Agent of any notices or other correspondence  from any taxing  authority with respect to income,  gain,  loss, deductions  or credits  of PTI for any period  ending  before the  Closing  Date promptly after the Buyer or PTI receives any such notice.

                                      -20-

          Section 5.6. NOTIFICATION  REGARDING THE SELLERS'  REPRESENTATIONS AND
WARRANTIES.  In the event that prior to the Closing Date Buyer has  knowledge of any untrue,  incomplete  or  incorrect  representations  and  warranties  of the
Sellers contained in this Agreement or any exhibit, schedule, statement, article or other writing  furnished to or on behalf of the Sellers  hereunder,  then the
Buyer shall  notify the Sellers'  Agent of such fact prior to the Closing  Date, and shall provide the Sellers the opportunity to cure such incomplete, incorrect or untrue  representations  and warranties  prior to the then scheduled  Closing
Date or shall exercise the Buyer's rights under Section 10.1 below.

          Section  5.7.  SUBMISSION  UNDER  VOLUNTARY   COMPLIANCE  PROGRAM  AND
VOLUNTARY FIDUCIARY  COMPLIANCE PROGRAM.  PTI covenants and agrees that prior to the Closing Date, PTI shall submit the ESOP to the Voluntary  Compliance Program of the Internal Revenue Service and the Voluntary  Fiduciary  Correction Program
to report and correct an  undervaluation of the ESOP accounts of 20 current ESOP participants  and 41  former  ESOP  participants,  as more  fully  described  on
Schedule 2.9. PTI shall pay all user fees and other amounts  required to correct the operational failures.

          Section 5.8.  SHARE  INDEBTEDNESS.  Not later than three days prior to the  Closing  Date,  Sellers  and PTI shall  furnish  Buyer a schedule  of Share
Indebtedness,   which  shall   confirm  each  Seller  who  has  incurred   Share
Indebtedness and the principal amount thereof and shall include a calculation of accrued and unpaid interest thereon to and including the Closing Date.

          Section  5.9.  INTERIM  FINANCIAL  STATEMENTS.  Not later than 10 days after the date hereof,  PTI shall deliver to Buyer a consolidated  balance sheet of PTI and its subsidiaries as of June 30, 2004 (the "June 30th Balance Sheet"),
which shall include the  certification  provided in the penultimate  sentence of
Section  2.8  hereof.  From  and  after  the  date of such  delivery,  the  term
"Financial  Statements"  when used herein  shall  include the June 30th  Balance
Sheet.

          Section 5.10.  CONCERNING  THE ESOP.  The ESOP shall not be liquidated prior to the second  anniversary  of the Closing  Date;  provided  that  nothing herein shall  preclude the Buyer and PTI from taking such actions  prior to such date  as  are  required  to  permit  such  liquidation  effective  as of a  date subsequent  to such date.  The Buyer  shall not  remove any  trustee of the ESOP without the prior  written  consent of the  trustees of the ESOP then serving as such,  provided,  that no such  consent  shall be  required to appoint a bank or trust company as an additional  trustee of the ESOP or as a replacement  trustee for one or more of the trustees of the ESOP then serving as such;  and provided, further,  that  the  Buyer  shall  not  appoint  as a  trustee  of the  ESOP any
"affiliate"  (as such term is  defined  in the rules and  regulations  under the
Securities Act of 1933, as amended) of the Buyer.

                                      -22-

                                   ARTICLE VI

         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS AND THE ESOP

          The  obligations  of the Sellers and the ESOP under this Agreement are subject to the  satisfaction,  on or prior to the Closing Date, unless waived in writing, of each of the following conditions:

          Section 6.1.  REPRESENTATIONS AND WARRANTIES TRUE. The representations and  warranties  of the  Buyer  contained  in this  Agreement  shall be true and correct in all  material  respects as of the date when made and at and as of the
Closing Date, with the same force and effect as if made on and as of the Closing
Date, and the Sellers shall have received a certificate to that effect and as to the  matters set forth in Section 6.2  hereof,  dated the Closing  Date,  from a responsible officer of the Buyer.

          Section 6.2. PERFORMANCE OF COVENANTS.  The Buyer shall have performed or  complied  in all  material  respects  with all  agreements,  conditions  and covenants  required by this  Agreement to be performed or complied with by it on or before the Closing Date.

          Section 6.3. NO PROCEEDINGS. No preliminary or permanent injunction or other order (including a temporary  restraining order) of any state,  federal or local  court or  Governmental  Authority  or of any  foreign  jurisdiction  that prohibits  the  consummation  of the  transactions  that are the subject of this
Agreement or prohibits  the Buyer's  ownership of the PTI Shares shall have been issued or entered and remain in effect.

          Section 6.4.  CONSENTS AND  APPROVALS.  All filings and  registrations
with,  and   notifications  to,  all  Governmental   Authorities   required  for
consummation of the transactions  contemplated by this Agreement shall have been made,  and  all  consents,  approvals  and  authorizations  of all  Governmental
Authorities  and  parties  to  material  contracts,   licenses,   agreements  or
instruments  required for consummation of the transactions  contemplated by this
Agreement shall have been received and shall be in full force and effect.

          Section  6.5.  FAIRNESS  OPINION.  The trustees of the ESOP shall have received the opinion (the "Fairness Opinion") of Sheldrick,  McGehee and Kohler,
Inc. or of another firm satisfactory to the trustees and the Buyer substantially to the effect  that the  consideration  to be  received  for the ESOP PTI Shares pursuant  to this  Agreement  is fair from a  financial  point of view,  and the
Fairness  Opinion  shall not have been  withdrawn or  adversely  modified in any material respect.

          Section 6.6. PROCEEDINGS AND DOCUMENTS  SATISFACTORY.  The Sellers and
the ESOP shall have received such certificates, opinions, and other documents as their counsel may  reasonably  require in order to consummate  the  transactions contemplated hereby, all of which shall be in form and substance satisfactory to their counsel. All proceedings in connection with the purchase of the PTI Shares set forth herein and all certificates and documents delivered to the Sellers and the ESOP pursuant to this Agreement  shall be satisfactory in form and substance to their counsel acting reasonably and in good faith.

                                      -22-

            The Buyer shall proceed in a timely fashion and use its best efforts to cause the fulfillment at the earliest practicable date of all the conditions to Sellers' and the ESOP's obligations set forth in this Article VI.

                                  ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

          The  obligations  of the Buyer under this Agreement are subject to the satisfaction, on or prior to the Closing Date, unless waived in writing, of each of the following conditions:

          Section 7.1.  REPRESENTATION AND WARRANTIES TRUE. The  representations and  warranties  of the Sellers,  the ESOP and PTI  contained in this  Agreement shall be true and correct in all material  respects as of the date when made and at and as of the Closing Date,  with the same force and effect as if made on and as of the Closing Date,  and the Buyer shall have received a certificate to that effect and as to the matters set forth in Section 7.2 hereof,  dated the Closing
Date, from a responsible officer of each of the Sellers and PTI and the trustees of the ESOP.

          Section 7.2.  PERFORMANCE OF COVENANTS.  The Sellers, the ESOP and PTI
shall have performed or complied in all material  respects with all  agreements, conditions and covenants  required by this Agreement to be performed or complied with by them on or before the Closing Date.

          Section 7.3. NO PROCEEDINGS. No preliminary or permanent injunction or other order (including a temporary  restraining order) of any state,  federal or local  court or  Governmental  Authority  or of any  foreign  jurisdiction  that prohibits  the  consummation  of the  transactions  that are the subject of this
Agreement or prohibits  the Buyer's  ownership of the PTI Shares or operation of the PTI's business shall have been issued or entered and remain in effect.

          Section 7.4.  CONSENTS AND  APPROVALS.  All filings and  registrations
with,  and   notifications  to,  all  Governmental   Authorities   required  for
consummation of the transactions  contemplated by this Agreement shall have been made,  and  all  consents,  approvals  and  authorizations  of all  Governmental
Authorities  and  parties  to  material  contracts,   licenses,   agreements  or
instruments  required for consummation of the transactions  contemplated by this
Agreement shall have been received and shall be in full force and effect.

          Section  7.5.  EMPLOYMENT  OF KEY  EMPLOYEES.  The  Buyer  shall  have received  assurance  satisfactory  to it of the continued  employment of the key employees listed on Schedule 7.5 hereto.

          Section 7.6. ABSENCE OF MATERIAL CHANGES. Since the date hereof, there shall not have been any material  adverse  change in the  business,  operations, condition (financial or otherwise), assets, liabilities, prospects or regulatory status of PTI.

          Section 7.7.  CERTAIN  FINANCIAL  STATEMENT  TESTS.  As of the Closing
Date,  PTI  shall  have  (i) a  net  worth,  i.e.,  an  excess  of  assets  over liabilities,  of not less than  $5,900,000  (after giving effect to the payments required to be made by the Buyer under  Section 1.2 and the  adjustments  to the books and records of PTI agreed to by Sellers and Buyer), and (ii) cash and cash equivalent  balances on deposit of not less than  $1,200,000.  For this purpose,

                                      -23-

net  worth  shall be  calculated  in a  manner  consistent  with the  accounting principles and practices used in preparing the Audited Financial Statements.

          Section 7.8.  DISSENTING  PTI SHARES.  The total number of  Dissenting
Shares shall not exceed 6% of the outstanding PTI Shares.

          Section  7.9.  FAIRNESS  OPINION.  The trustees of the ESOP shall have received  the  Fairness  Opinion and the  Fairness  Opinion  shall not have been withdrawn or adversely modified in any material respect.

          Section 7.10. PROCEEDINGS AND DOCUMENTS SATISFACTORY.  The Buyer shall have received such certificates, opinions and other documents as its counsel may reasonably require in order to consummate the transactions  contemplated hereby, all of which shall be in form and  substance  satisfactory  to its counsel.  All proceedings  in connection  with the purchase of the PTI Shares set forth herein and all  certificates  and  documents  delivered  to the Buyer  pursuant to this
Agreement  shall be  satisfactory  in form and substance to the Buyer's  counsel acting reasonably and in good faith.

          Sellers,  the ESOP and PTI shall  proceed in a timely  fashion and use their best efforts to cause the fulfillment at the earliest  practicable date of all the  conditions  to  Buyer's  obligations  to  consummate  the  transactions contemplated  by  this  Agreement.  The  obligations  of  the  ESOP  under  this undertaking are subject to applicable law.

                                  ARTICLE VIII

                                     CLOSING

          Section 8.1. CLOSING.  The closing (the "Closing") of the transactions contemplated by this Agreement shall take place after  satisfaction or waiver of all conditions  set forth herein,  on October 12, 2004, at the offices of Olshan
Grundman Frome  Rosenzweig & Wolosky LLP,  located at Park Avenue Tower, 65 East
55th Street,  New York,  New York 10022,  or at such other time and place as the
Buyer and the Sellers'  Agent shall agree.  The closing shall be effective  with the close of business on September 30, 2004.

          Section  8.2.  DELIVERIES  BY THE  SELLERS,  THE ESOP AND PTI.  On the
Closing Date, the Sellers, the ESOP and PTI, as applicable, shall deliver to the
Buyer, duly and properly executed, the following:

               (a) Certificates  representing  the PTI Shares,  duly endorsed in blank for transfer or  accompanied  by separate  stock  powers duly  executed in blank.

               (b) Counterparts of the Escrow Agreement executed by Sellers, the
ESOP and the Sellers' Agent.

               (c) Counterparts of the Employment Agreement executed by Dechen.

               (d) Counterparts of the Consulting Agreement executed by Horton.

                                      -24-

               (e) Opinions of Counsel to PTI and the Sellers and to the ESOP in
the forms of Exhibits D-1 and D-2 attached hereto.

               (f) A copy of PTI's  Articles  of  Incorporation,  including  all amendments thereto, certified by the Secretary of State of the State of Florida.

               (g) A  certificate  from the  Secretary  of State of the State of
Florida to the effect  that PTI is in good  standing  in such  jurisdiction  and listing all charter documents of PTI on file in Florida.

               (h)  A   certificate   from  the  Secretary  of  State  or  other
appropriate  official in each State in which PTI is  qualified to do business to the effect that it is in good standing in such State in each case, dated as of a date not more than five business days prior to the Closing Date.

               (i)  Resignations,   effective  immediately,   executed  by  each
incumbent director and officer of PTI.

               (j) Resolutions of the Board of Directors and shareholders of PTI authorizing the execution and delivery of the Transaction  Agreements by PTI and the  performance of its obligations  hereunder and thereunder,  certified by the
Secretary of PTI.

               (k)  PTI's  minute  books,  stock  certificate  books,  corporate records, books of account,  deeds, leases,  indentures,  contracts,  agreements, evidence of indebtedness, securities, correspondence, bank accounts and records, documents  pertaining to all assets,  claims,  rights and  liabilities and other existing  documents  and  records  (unless  otherwise  requested  by the  Buyer, delivery of the  foregoing  need not be  effected  by  physical  delivery at the
Closing,  but by surrendering to the Buyer access to the premises containing the foregoing).

               (l) Such other separate  instruments or documents that counsel to the Buyer may  reasonably  deem  necessary or appropriate in order to consummate the transactions  contemplated by the Transaction Agreements including,  without limitation, all regulatory and contractual consents of third parties.

          Section 8.3.  DELIVERIES BY THE BUYER.  On the Closing Date, the Buyer
shall  deliver  to or for the  account  of the  Sellers  and the  ESOP  duly and properly executed, the following:

               (a) The sum  provided in clause (i) of Section 1.3 hereof in cash
(by wire transfer to an account  designated by the Sellers' Agent not fewer than five days prior to the Closing Date).

               (b) The  Escrow  Amount  (by wire  transfer  to an account of the
Escrow  Agent  designated  by it not fewer than five days  prior to the  Closing
Date).

               (c) The sum  provided  in clause  (iii) of Section  1.3 hereof in cash (by wire transfer to an account  designated by PTI not fewer than five days prior to the Closing Date).

               (d)  Counterparts of the Escrow  Agreement  executed by the Buyer and the Escrow Agent.

                                      -25-

               (e)  Counterparts  of the  Employment  Agreement  executed by the
Buyer.

               (f)  Counterparts  of the  Consulting  Agreement  executed by the
Buyer.

               (g) An  Opinion  of  Counsel  to Buyer in the form of  Exhibit  E attached hereto.

               (h)   Resolutions   of  the  Board  of  Directors  of  the  Buyer
authorizing  the  execution  and delivery of the  Transaction  Agreements by the
Buyer and the performance of its obligations hereunder and thereunder, certified by the Secretary of the Buyer.

               (i) A certificate of the Secretary of State of Delaware as to the good  standing  of the  Buyer in such  state as of the date not more  than  five business days prior to the Closing Date.

               (j) Such other separate  instruments or documents that counsel to the Sellers,  the ESOP and PTI may  reasonably  deem necessary or appropriate in order to consummate the transactions  contemplated by the Transaction Agreements including,  without limitation, all regulatory and contractual consents of third parties.

                                   ARTICLE IX

                                 INDEMNIFICATION

          Section 9.1. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          Subject  to  the   limitations  set  forth  in  this  Article  IX  and
notwithstanding  any investigation  conducted at any time with regard thereto by or on behalf of the Buyer,  the Sellers,  the ESOP or PTI, all  representations, warranties, covenants and agreements of the Buyer, the Sellers, the ESOP and PTI in the Transaction  Agreements and the other documents and instruments delivered pursuant  to this  Agreement  (the  "Additional  Documents")  shall  survive the execution,  delivery and performance of this Agreement. All statements contained
in  any   Transaction   Agreement  or  Additional   Document   shall  be  deemed
representations and warranties of the parties set forth in this Agreement within the meaning of this Article.

          Section 9.2. INDEMNIFICATION.

               (a) Subject to the  limitations set forth in this Article IX, the
Sellers shall  jointly and  severally  indemnify and hold harmless the Buyer and the  Buyer's  affiliates  (the  "Buyer  Parties")  from and  against any and all losses,  liabilities,  damages,  demands,  claims, suits, actions,  judgments or causes of action, assessments, costs and expenses including, without limitation, interest, penalties, reasonable attorneys' fees, any and all reasonable expenses incurred in  investigating,  preparing  or  defending  against  any  litigation, commenced or threatened,  or any claim whatsoever,  and any and all amounts paid in  settlement of any claim or litigation  (collectively,  "Damages"),  asserted against,  resulting  to,  imposed  upon,  or  incurred  or suffered by the Buyer
Parties,  directly or  indirectly,  as a result of or arising from the following
(individually an "Indemnifiable Claim" and collectively  "Indemnifiable  Claims"
when used in the  context  of the Buyer  Parties  as the  Indemnified  Party (as
hereinafter defined)):

                                      -26-

                    (i)   Any   inaccuracy   in  or   breach   of   any  of  the
representations,  warranties or agreements made in the Transaction Agreements by the Sellers or PTI or the  non-performance  of any covenant or  obligation to be performed by the Sellers or PTI;

                    (ii)  Any  misrepresentation  in or any  omission  from  any
Additional Documents furnished or to be furnished by or on behalf of the Sellers or PTI under this Agreement;

                    (iii) The claims of any broker,  finder or investment banker engaged by the Sellers, PTI or the ESOP;

                    (iv) Any action,  suit,  claim or proceeding by or on behalf of the  Estate  of  Robert  C.  Smythe  and  any and  all  heirs,  distributees, executors,  administrators,  legal and personal representatives,  successors and assigns of such Estate of the late  Robert C. Smythe  relating to or arising out of the  purchase or  attempted  purchase by PTI of PTI Common Stock owned by the late Robert C. Smythe and the transactions contemplated by this Agreement;

                    (v)   Any   inaccuracy   and/or   breach   of   any  of  the
representations,  warranties,  or agreements made by the ESOP in the Transaction
Agreements or the  non-performance of any covenant or obligation to be performed by the ESOP; or

                    (vi)  Any  misrepresentation  in or any  omission  from  any
Additional  Document furnished to be furnished by or on behalf of the ESOP under this Agreement.

                    (vii) Any  Indemnifiable  Claim first  asserted by the Buyer after the second anniversary of the Closing Date based solely on a breach by the
ESOP of its representations and warranties set forth in Sections 3.4 and 3.9.

               (b) Subject to the  limitations set forth in this Article IX, the
Buyer  shall  indemnify  and hold  harmless  the  Sellers  and the ESOP from and against any and all Damages  asserted  against,  resulting to,  imposed upon, or incurred or suffered by the Sellers and the ESOP  directly or  indirectly,  as a result of or arising from the following  (individually an "Indemnifiable  Claim"
and collectively  "Indemnifiable Claims" when used in the context of the Sellers as the Indemnified Party):

                    (i)   Any   inaccuracy   in  or   breach   of   any  of  the
representations,  warranties or agreements  made by the Buyer in the Transaction
Agreements or the  non-performance of any covenant or obligation to be performed by the Buyer;

                    (ii)  Any  misrepresentation  in or any  omission  from  any
Additional  Document  furnished  or to be furnished by or on behalf of the Buyer under this Agreement;

                    (iii) The claims of any broker,  finder or investment banker engaged by the Buyer.

               (c) Subject to the  limitations set forth in this Article IX, the
ESOP shall  indemnify  and hold  harmless the Buyer Parties from and against any and all Damages  asserted  against,  resulting to,  imposed upon, or incurred or suffered by the Buyer  Parties  directly or indirectly as a result of or arising

                                      -27-

from the following  (individually  an  "Indemnifiable  Claim" and  collectively,
"Indemnifiable  Claims"  when used in the  context  of the Buyer  Parties as the
"Indemnified  Party")  provided  that any such  Indemnifiable  Claim is asserted against the ESOP on or prior to the second anniversary of the Closing Date:

                    (i)   Any   inaccuracy   and/or   breach   of   any  of  the
representations,  warranties,  or agreements made by the ESOP in the Transaction
Agreements or the  non-performance of any covenant or obligation to be performed by the ESOP;

                    (ii)  Any  misrepresentation  in or any  omission  from  any
Additional  Document furnished to be furnished by or on behalf of the ESOP under this Agreement; or

                    (iii) The claims of any broker,  finder or investment banker engaged by the ESOP.

               (d) For  purposes  of this  Article  IX,  all  Damages  shall  be computed net of any  insurance  coverage  with respect  thereto that reduces the
Damages that would otherwise be sustained; provided, however, that in all cases, the timing of the receipt or  realization  of insurance  proceeds shall be taken into account in determining the amount of reduction of Damages.

          Section 9.3. LIMITATIONS ON INDEMNIFICATION. Rights to indemnification hereunder are subject to the following limitations:

               (a) The obligation of indemnity  provided  herein with respect to the  representations  and warranties set forth in Section 2.11 of this Agreement shall terminate on:

                    (i) the  expiration  of the periods of  limitations  and any extensions  thereof  applicable  to assessment  and  collection of federal taxes under the Code with respect to the  representations  as to the absence of unpaid or undisclosed federal taxes (including any interest,  penalties or expenses) of
PTI; and

                    (ii) the  expiration of the periods of  limitations  and any extensions  thereof  applicable to assessment and collection of state,  local or foreign taxes, with respect to the  representations  as to the absence of unpaid or undisclosed state, local or foreign taxes (including any interest,  penalties or expenses) of PTI.

               (b) The obligation of indemnity  provided  herein with respect to
(i) the  representations  and  warranties  set  forth in  Sections  2.3 and 2.15 insofar as they relate to title to the PTI Shares and the assets and  properties of PTI; and (ii) the representations and warranties set forth in the penultimate
sentence  of  Section  2.3,  shall  not  terminate  (such   representations  and
warranties  and the  representations  and  warranties  referenced  in clause (i)
hereof  being   hereinafter   collectively   referred  to  as  the   "Designated
Warranties").

               (c) The obligation of indemnity  provided  herein with respect to the  representations  and  warranties set forth in Sections 2.12 and 3.9 of this
Agreement  shall  terminate  upon  expiration  of the  statutes  of  limitations applicable to the items contained therein.

                                      -28-

               (d) The obligation of indemnity  provided  herein with respect to the  representations  and warranties set forth in Section 2.25 of this Agreement shall terminate three years after the Closing Date.

               (e) The obligation of indemnity  provided  herein with respect to the  representations  and  warranties of the ESOP set forth in Section 3.4 shall not terminate (and such  representations and warranties shall be included in the definition of Designated Warranties).

               (f) The obligation of indemnity  provided  herein with respect to the  representations and warranties set forth in Articles II, III and IV (except as otherwise  provided in Sections  9.3(a),  (b), (c), (d) and (e) hereof) shall terminate two years after the Closing Date.

               (g) If, prior to the  termination  of any obligation to indemnify as provided for herein, written notice of a claimed breach is given by the party seeking indemnification including in detail the basis therefor (the "Indemnified
Party")  to the party from whom  indemnification  is sought  (the  "Indemnifying
Party") or a suit or action based upon a claimed breach is commenced against the
Indemnified  Party,  the Indemnified  Party shall not be precluded from pursuing such claimed breach or suit or action,  or from recovering from the Indemnifying
Party (whether through the courts or otherwise) on the claim, suit or action, by reason of the termination otherwise provided for above.

               (h) An  Indemnified  Party shall be  entitled to  indemnification
hereunder  with  respect  to  a  breach  by  the   Indemnifying   Party  of  any
representation  or  warranty  only to the extent  that the amount of all Damages suffered by the Indemnified  Party as a result of the breach by the Indemnifying
Party of one or more  representations  and  warranties  exceeds in the aggregate
$50,000 (the  "Basket"),  whereupon all amounts in excess of the Basket shall be subject to indemnification;  provided that the foregoing limitation shall not be applicable to breach of the  Designated  Warranties or the  representations  and warranties  contained in Section 2.6, Section 3.8 or Section 4.5 or any covenant contained  in this  Agreement.  In no  event  shall  the  Buyer be  entitled  to indemnification hereunder with respect to one or more breaches by the Sellers or the ESOP of their  representations  or  warranties  in an aggregate  amount that exceeds, in the case of the Sellers,  the aggregate amount of the Purchase Price paid to the Sellers,  and, in the case of the ESOP,  the portion of the Purchase
Price paid to the ESOP.

               (i) Any claim for  indemnification  by Buyer,  as the Indemnified
Party,  against  Sellers or the ESOP, or both, as the  Indemnifying  Party(ies), shall, if otherwise established in accordance with the terms of this Article IX, be satisfied  first from the Escrow  Amount and,  Buyer shall not be entitled to collect  any such  claim  from  Sellers  or the ESOP (or both)  until the Escrow
Amount has first been exhausted.

          Section 9.4. PROCEDURE FOR INDEMNIFICATION WITH RESPECT TO THIRD-PARTY
CLAIMS.  The Indemnified Party shall give the Indemnifying  Party prompt written notice of any third party Indemnifiable Claim, which notice to be effective must describe such  Indemnifiable  Claim in reasonable  detail (the  "Indemnification
Notice").  Notwithstanding  the foregoing,  the Indemnified Party shall not have
any   obligation  to  give  any  notice  of  any  assertion  of  a  third  party
Indemnifiable  Claim unless such assertion is in writing,  and the rights of the
Indemnified  Party to be  indemnified  hereunder  in respect of any third  party
Indemnifiable  Claim  shall not be  adversely  affected  by its  failure to give

                                      -29-

notice  thereof  unless and, if so, only to the extent  that,  the  Indemnifying
Party is materially  prejudiced  thereby.  The Indemnifying Party shall have the right to control the defense or settlement  of any action or proceeding  subject to the  provisions  set forth  below,  but the  Indemnified  Party  may,  at its election,  participate  in the defense of any action or  proceeding  at its sole cost and expense.  Should the Indemnifying  Party fail to defend any such action or proceeding (except for failure resulting from the Indemnified Party's failure to timely  give the  Indemnification  Notice),  then,  in  addition to any other remedy,  the  Indemnified  Party may settle or defend such action or  proceeding through counsel of its own choosing and may recover from the Indemnifying  Party the amount of such settlement,  demand, or any judgment or decree and all of its costs and expenses,  including reasonable fees and disbursements of counsel. The
Indemnified Party shall not compromise or settle any Indemnifiable Claim without the prior written consent of the  Indemnifying  Party which consent shall not be unreasonably  withheld  or  delayed;  provided,  however,  if such  approval  is unreasonably  withheld or delayed,  the liability of the Indemnified Party shall be limited to the total sum represented in the amount of the proposed compromise or settlement and the amount of the Indemnified  Party's reasonable counsel fees incurred in defending such  Indemnifiable  Claim,  as permitted by the preceding sentence, accrued at the time said approval is unreasonably withheld or delayed.
Notwithstanding  the  preceding  sentence,   the  foregoing  limitation  on  the
liability of the  Indemnified  Party shall only be  applicable if (i) a complete release of the  Indemnifying  Party is  contemplated  to be part of the proposed compromise or settlement  of such third party  Indemnifiable  Claim and (ii) the
Indemnifying Party withholds its consent to such compromise or settlement.

          Anything in this Section 9.4 to the contrary  notwithstanding,  (i) if there is a reasonable probability that an Indemnifiable Claim may materially and adversely affect an Indemnified Party other than as a result of money damages or other monetary payments,  including without limitation,  any Indemnifiable Claim
(a) relating to or arising out of any criminal proceeding,  action,  indictment, allegation or  investigation,  or (b) seeking an  injunction or other  equitable relief against the Indemnified Party, the Indemnified Party shall have the right to control the prosecution,  defense or settlement of such Indemnifiable  Claim, and the  Indemnifying  Party  shall  nevertheless  pay the  reasonable  fees and expenses  of  counsel  retained  by  the  Indemnified  Party  in  the  foregoing circumstances.

          Section   9.5.   PROCEDURE   FOR   INDEMNIFICATION   WITH  RESPECT  TO
NON-THIRD-PARTY  CLAIMS.  In the event that the  Indemnified  Party  asserts the existence of an  Indemnifiable  Claim (but excluding  claims  resulting from the assertion of liability by third parties), it shall give prompt written notice to the  Indemnifying  Party  specifying the nature and amount of the claim asserted
(the "Non-Third Party Claim Indemnification Notice"). If the Indemnifying Party,
within 30 days (or such greater time as may be  necessary  for the  Indemnifying
Party to  investigate  such  Indemnifiable  Claim not to exceed 60 days),  after receiving the Non-Third Party Claim Indemnification  Notice from the Indemnified
Party,  shall not give written notice to the  Indemnified  Party  announcing its intent  to  contest  such  assertion  of the  Indemnified  Party  (the  "Contest

                                      -30-

Notice"),  such assertion shall be deemed accepted and the amount of claim shall be deemed a valid  Indemnifiable  Claim. During the time period set forth in the preceding  sentence,  the  Indemnified  Party  shall  cooperate  fully  with the
Indemnifying  Party  in  respect  of such  Indemnifiable  Claim.  In the  event, however, that the Indemnifying Party contests the assertion of a claim by giving a Contest Notice to the Indemnified  Party within said period,  then the parties hereto,  acting in good faith,  shall attempt to reach agreement with respect to such claim.

          Section 9.6.  DISPOSITION OF ESCROW AMOUNT.  The parties to the Escrow
Agreement  shall instruct the Escrow Agent to pay over to the Sellers' Agent the
Escrow Amount on the second anniversary of the Closing Date (which payment shall be inclusive of interest and earnings on the portion of the Escrow  Amount being paid over to the Sellers' Agent) less any amounts paid, if any, pursuant to this
Article IX, unless at such time there is pending against the Sellers or the ESOP one or more  Indemnifiable  Claims,  in which  case that  portion  of the Escrow
Amount equal to the aggregate amount of such pending  Indemnifiable Claims shall continue to be held by the Escrow Agent in  accordance  with this  Agreement and the Escrow Agreement and the remainder  otherwise  payable to the Sellers' Agent shall be paid over to it. If and to the extent  that from time to time  pursuant to the provisions of this  Agreement,  it is determined in accordance  with this
Article IX and the provisions of the Escrow Agreement that the Buyer Parties are entitled to indemnification with respect to Indemnifiable Claims, the parties to the Escrow  Agreement  shall  instruct the Escrow Agent to pay over to the Buyer the Escrow  Amount,  or portion  thereof,  necessary  to satisfy,  to the extent possible,  such  Indemnifiable  Claims  in  accordance  with  the  terms of this
Agreement  and the Escrow  Agreement.  Upon  resolution of all such then pending
Indemnifiable  Claims  and the  payment  to the Buyer of all  amounts  due it in respect thereof,  any remaining  portion of the Escrow Amount shall be paid over to the Sellers' Agent.

          Section 9.7.  ADDITIONAL ESCROW PROVISIONS.  The following  additional provisions shall be applicable in respect of the Escrow Amount:

               (a) Interest and earnings on the Escrow  Amount shall be disposed of in the same manner as the Escrow  Amount,  e.g.,  if the Sellers and the ESOP
receive the entire  Escrow  Amount they shall be entitled to all of the interest and  earnings  thereon;  if the Sellers  and the ESOP  receive 80% of the Escrow
Amount,  they shall be entitled to 80% of the aggregate interest and earnings on the Escrow Amount.

               (b) All taxes in respect of interest  and  earnings on the Escrow
Amount shall be borne by the Sellers and the ESOP;  provided  that if and to the extent that any proportion of the Escrow Amount is paid to the Buyer,  the Buyer shall bear such  proportion  of such  interest and  earnings and shall  promptly reimburse the Sellers and the ESOP for same, together with interest thereon from the date of such payment through the date of reimbursement  computed at the rate applicable to underpayments of federal income taxes during such period.

          Section 9.8.  NON-EXCLUSIVE REMEDY.  Nothing herein shall be construed as  prohibiting  any party to this  Agreement  from pursuing any other  remedies available  at law or in  equity  for any  breach  or  threatened  breach  of the representations, warranties, covenants and agreements contained herein.

          Section 9.9.  INDEMNIFICATION OF THE SELLERS IN CERTAIN CIRCUMSTANCES.
Each of the Sellers agrees that,  notwithstanding any provisions of the Articles of  Incorporation  or  By-laws  of  PTI  or of  any  agreement,  arrangement  or understanding  between  such  Seller  and PTI,  he will not make any  claim  for indemnification by PTI for Damages by reason of the fact that he was a director,

                                      -31-

officer,  employee or agent of PTI or is or was serving at the request of PTI as a director,  officer,  employee or agent of another entity,  with respect to any action, suit, proceeding, complaint, claim or demand brought by PTI or the Buyer if such action, suit,  proceeding,  complaint,  claim or demand arises under the
Transaction Agreements.  PTI agrees that,  notwithstanding any provisions of the
Articles of  Incorporation  or Bylaws of PTI or any  agreement,  arrangement  or understanding  between  the  Sellers  and PTI,  PTI will not make any  claim for indemnification from a Seller for damages by reason of the fact that such Seller was a  director,  officer,  employee or agent of PTI or is or was serving at the request of PTI as a director,  officer, employee or agent of another entity with respect to any action,  suit,  proceeding,  complaint,  claim or demand  brought against PTI or the Buyer Parties, if such action, suit,  proceeding,  complaint, claim or demand is the  subject of a  representation  and  warranty  made by the
Sellers and/or the ESOP hereunder,  is subject to indemnification  hereunder and
PTI and the Buyer  Parties  are fully  indemnified  for any  resultant  Damages, subject to the limitations contained in Section 9.3(h) hereof.

                                   ARTICLE X

                                   TERMINATION

          Section 10.1.  TERMINATION.  This Agreement may be terminated prior to the Closing as follows:

                    (i) by  mutual  written  agreement  of  the  Buyer  and  the
Sellers' Agent;

                    (ii) by  either  the  Buyer or the  Sellers'  Agent if there shall be in effect a final nonappealable  court order restraining,  enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

                    (iii) by either the Buyer or the  Sellers'  Agent acting for the Sellers and/or the ESOP (provided that the terminating  party,  which in the case of  termination by the Sellers' Agent means the Sellers and/or the ESOP, is not then in material breach of any representation,  warranty,  covenant or other agreement  contained  herein)  if there  shall  have been a breach of any of the representations  or  warranties  set forth in this  Agreement on the part of the other party (and for this purpose,  the Sellers  and/or the ESOP shall be deemed to be the same  party),  which  breach  is not cured  within  15 days  following written  notice to the party  committing  such  breach or which  breach,  by its nature, cannot be cured prior to the Closing;

                    (iv) by the  Buyer if it shall  have  reasonably  determined that one or more  conditions  set forth in Article  VII cannot be  fulfilled  or satisfied prior to the date specified in Section 10.1(vi) below;

                    (v)  by the  Sellers'  Agent  if it  shall  have  reasonably determined  that one or more  conditions  set  forth in  Article  VI  cannot  be fulfilled or satisfied prior to the date specified in Section 10.1(vi) below; or

                    (vi) by the  Buyer or the  Sellers'  Agent,  if the  Closing
shall not have been  consummated  on or prior to  October  31,  2004 (or by such later date as shall be mutually agreed to by the Buyer and the Sellers' Agent in writing),  unless the failure of such occurrence  shall be due to the failure of

                                      -32-

the Buyer (if the Buyer is  terminating)  or the Sellers and/or the ESOP (if the
Sellers' Agent is terminating) to perform or observe their respective agreements as set forth in this  Agreement  required  to be  performed  or observed by such party on or before the Closing Date.

          Section 10.2.  EFFECT OF TERMINATION.  If this Agreement is terminated in accordance with Section 10.1 hereof and the transactions  contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect,  except (i) for this Section 10.2,  (ii) for the provisions of
Section 11.1,  Section 11.2,  Section 11.3,  Section 11.5, Section 11.6, Section
11.7,  Section 11.8,  Section  11.10,  Section 11.11 hereof,  and (iii) that the termination  of this  Agreement for any cause shall not relieve any party hereto from any liability that at the time of termination  had already  accrued or that thereafter  may accrue in respect of any act or  omission of such party prior to such termination.

                                   ARTICLE XI

                                  MISCELLANEOUS

          Section 11.1. EXPENSES. Except as otherwise provided herein, all costs and expenses  incurred in connection  with the  Transaction  Agreements  and the transactions  contemplated  hereby  and  thereby  shall  be  paid  by the  party incurring  such  costs  and  expenses  regardless  of the  termination  of  this
Agreement or the failure to consummate the transactions  contemplated hereby. If any such  expenses of the Sellers or the ESOP shall have been borne by PTI,  the
Purchase  Price  shall be  reduced  dollar-for-dollar  by the amount of any such expenses.  Not later than three days prior to the Closing Date, Sellers, PTI and the ESOP shall furnish Buyer a schedule  setting  forth any such  expenses.  The parties hereto  acknowledge  that the Purchase Price has already been reduced to reflect the  inventory  adjustment  set forth on Schedule  2.20 in the amount of
$400,000, the operational failure with respect to the ESOP set forth on Schedule
2.9 in the amount of $121,161 and 573,910 to reflect the outstanding  obligation due with  respect to PTI's  redemption  of the PTI Shares  held by the Estate of
R.C. Smythe.

          Section  11.2.  NOTICES.  All  notices,  requests,  demands  and other communications  that are required or may be given under this Agreement  shall be in writing and shall be deemed to have been duly given when delivered personally
(which  personal  delivery  shall  include  delivery  by  responsible  overnight courier), or seven days after being sent by registered or certified mail, return receipt requested, postage prepaid:

          (a) If to the Buyer to:

              M-tron Industries, Inc.
              c/o Lynch Corp.
              50 Kennedy Plaza, Suite 1250
              Providence, Rhode Island 02903
              Attention:  Ralph R. Papitto, Chairman of the Board

                                      -33-

              with a copy to:

              Olshan Grundman Frome Rosenzweig & Wolosky LLP
              Park Avenue Tower
              65 East 55th Street
              New York, New York 10022
              Attention:  David J. Adler, Esq.

          (b) If to the Sellers or PTI to:

              Piezo Technology, Inc.
              2525 Shader Road
              Orlando, Florida 32804
              Attention: William H. Horton; and

              William H. Horton
              2525 Shader Road
              Orlando, Florida 32804

              with a copy to:

              Dean, Mead, Egerton, Bloodworth, Capouano & Bozarth, P.A.
              800 North Magnolia Avenue, Suite 1500
              Orlando, Florida 32803
              Attention: Charles H. Egerton, Esq.

          (c) If to the ESOP to:

              William H. Horton, Trustee
              Herbert A. Nold, III, Trustee
              Donald C. Malocha, Trustee
              2525 Shader Road
              Orlando, Florida  32804

              with a copy to:

              Gray Robinson, P.A.
              301 East Pine Street, Suite 1400
              Orlando, Florida  32801
              Attention: Michael A. Canan, Esq.

or to such other address as any party shall have  specified by notice in writing to the other in compliance with this Section 11.2.

          Section 11.3.  SELLERS' AGENT. Each of the Sellers and the ESOP by its
execution of this Agreement  hereby  appoints  Horton as the Sellers' Agent (the
"Sellers'  Agent") to act on behalf of such Seller and the ESOP for all purposes

                                      -34-

under this Agreement.  Whenever this Agreement  requires that notice be given to or by the  Sellers  or the ESOP,  or  provides  for an action to be taken by the
Sellers or the ESOP,  such  notice  shall be given to Sellers'  Agent,  and such action may be taken by such  Sellers'  Agent on behalf of all of the Sellers and the ESOP. In the event that Horton shall for any reason be unable to act in such capacity,  Sellers and the ESOP shall be deemed to have appointed  Dechen to act as Horton's successor in such capacity.

          Section  11.4.  ENTIRE  AGREEMENT.   This  Agreement  including,   all
schedules  and exhibits  attached  hereto and all  documents  referenced  herein constitute  the entire  agreement  among the parties  hereto with respect to the
subject  matter  hereof  and  thereof  and  supersedes  all  prior   agreements,
representations and understandings among the parties hereto including the letter of intent dated May 14, 2004 among certain of the parties hereto.

          Section 11.5. BINDING EFFECT,  BENEFITS,  ASSIGNMENTS.  This Agreement
shall inure to the benefit of and be binding  upon the parties  hereto and their respective  successors  and  assigns;  nothing in this  Agreement,  expressed or implied,  is  intended  to confer on any other  person,  other than the  parties hereto  or their  respective  successors  and  assigns,  any  rights,  remedies, obligations or liabilities under or by reason of this Agreement.  This Agreement may not be  assigned  without  the prior  written  consent of the other  parties hereto.

          Section 11.6.  APPLICABLE LAW. This Agreement shall be governed by and construed in accordance  with the laws of the State of Florida,  without  giving effect to the principles of conflicts of law thereof.

          Section  11.7.  CONSENT TO  JURISDICTION.  Each of the parties  hereto hereby  irrevocably  submits to the exclusive  jurisdiction of the Florida state court,  or the United States District Court,  Southern  District of Florida,  in
each case sitting in Palm Beach  County,  Florida over any action or  proceeding arising out of or relating to this Agreement and the  transactions  contemplated hereby and each of the parties hereto hereby  irrevocably agrees that all claims in respect of such action or  proceeding  shall be heard and  determined in such
Florida state or Federal court.  Each of the parties  hereto hereby  irrevocably waives, to the fullest extent legally  possible,  the defense of an inconvenient forum to the maintenance of such action or proceeding.

          Section 11.8.  HEADINGS.  The headings and captions in this  Agreement are  included  for  purposes  of  convenience  only and  shall  not  affect  the construction or interpretation of any of its provisions.

          Section   11.9.   COUNTERPARTS.   This   Agreement   may  be  executed
simultaneously  in any number of counterparts,  each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

          Section  11.10.  WAIVER;  CONSENT.  This Agreement may not be changed,
amended,  terminated,   augmented,   rescinded  or  discharged  (other  than  by
performance),  in whole or in part,  except by a writing executed by each of the parties hereto (which may include a writing executed by Sellers' Agent on behalf of each of the Sellers), and no waiver of any of the provisions or conditions of this  Agreement  or any of the rights of a party  hereto  shall be  effective or

                                      -35-

binding  unless such waiver shall be in writing and signed by the party  claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed to in writing, no waiver by that party of any condition of this  Agreement  or  breach  by any  other  party  of  any  of its  obligations, representations  or warranties  hereunder  shall be deemed to be a waiver of any other  condition  or  subsequent  or  prior  breach  of the  same  or any  other obligation  or  representation  or warranty by such other  party,  nor shall any forbearance by the first party to seek a remedy for any  noncompliance or breach by such  other  party be deemed to be a waiver by the first  party of its rights and remedies with respect to such noncompliance or breach.

          Section 11.11. NO THIRD PARTY  BENEFICIARIES.  Subject to Section 11.5
hereof, nothing herein,  expressed or implied, is intended or shall be construed to confer upon or give to any person,  firm,  corporation or legal entity, other than the parties  hereto,  any rights,  remedies or other  benefits  under or by reason of this Agreement.

          Section 11.12.  GENDER.  Whenever the context requires,  words used in the  singular  shall be  construed to mean or include the plural and vice versa, and  pronouns  of any  gender  shall be  deemed to  include  and  designate  the masculine, feminine or neuter gender.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year hereinabove first set forth.

                                        M-TRON INDUSTRIES, INC.

                                        By: /s/ Richard E. McGrail
                                            ------------------------------------
                                            Name:   Richard E. McGrail
                                            Title:  Vice President

                                        PIEZO TECHNOLOGY, INC.

                                        By: /s/ William H. Horton
                                            ------------------------------------
                                            William H. Horton, President

                                        THE  WILLIAM H. HORTON  REVOCABLE  TRUST
                                        DATED THE 20TH DAY OF DECEMBER 1977

                                        By: /s/ William H. Horton
                                            ------------------------------------
                                            William H. Horton, Co-trustee

                                        By: /s/ William H. Horton
                                            ------------------------------------
                                            William H. Horton, Co-trustee

                                      -36-

                                        THE JUNE T. HORTON REVOCABLE TRUST

                                        By: /s/ William H. Horton
                                            ------------------------------------
                                            William H. Horton

                                        By: /s/ June T. Horton
                                            ------------------------------------
                                            June T. Horton, Co-trustee

                                        /s/ Robert B. Angove
                                        ----------------------------------------
                                        Robert B. Angove

                                        /s/ Robert C. Helmbold
                                        ----------------------------------------
                                        Robert C. Helmbold

                                        /s/ Yansheng S. Zhou
                                        ----------------------------------------
                                        Yansheng S. Zhou

                                        /s/ Michael D. Howard
                                        ----------------------------------------
                                        Michael D. Howard

                                        /s/ David A. Symonds
                                        ----------------------------------------
                                        David A. Symonds

                                        /s/ Blaine D. Andersen
                                        ----------------------------------------
                                        Blaine D. Andersen

                                        /s/ Parminder S. Beesla
                                        ----------------------------------------
                                        Parminder S. Beesla

                                        /s/ Paul A. Dechen, Jr.
                                        ----------------------------------------
                                        Paul A. Dechen, Jr.

                                        /s/ Dominic A. Gutierrez
                                        ----------------------------------------
                                        Dominic A. Gutierrez

                                      -37-

                                        /s/ G. Eric Hague
                                        ----------------------------------------
                                        G. Eric Hague

                                        /s/ Stephen E. Davis
                                        ----------------------------------------
                                        Stephen E. Davis

                                        /s/ Gary Archibald
                                        ----------------------------------------
                                        Gary Archibald

                                        /s/ Zurong Cai
                                        ----------------------------------------
                                        Zurong Cai

                                        /s/ Trung Lively
                                        ----------------------------------------
                                        Trung Lively

                                        /s/ Huong Nguyen
                                        ----------------------------------------
                                        Huong Nguyen

                                        AMENDED  AND  RESTATED   EMPLOYEE  STOCK
                                        OWNERSHIP  PLAN AND TRUST FOR  EMPLOYEES
                                        OF PIEZO TECHNOLOGY, INC.

                                        By: /s/ William H. Horton
                                            ------------------------------------
                                            William H. Horton, Trustee

                                        By: /s/ Herbert A. Nold, III
                                            ------------------------------------
                                            Herbert A. Nold, III, Trustee

                                        By: /s/ Donald C. Malocha
                                            ------------------------------------
                                            Donald C. Malocha, Ph.D., Trustee

                                      -38-